UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2015

Item 1. Report to Stockholders.

ANNUAL REPORT • MARCH 31, 2015

Hodges Fund

Small Cap Fund

Small Intrinsic Value Fund

Small-Mid Cap Fund

Pure Contrarian Fund

Blue Chip 25 Fund

Equity Income Fund

www.hodgesfunds.com

Hodges Capital – Managing Equity Funds Since 1992

Table of Contents

Shareholder Letter	1

Sector Allocations	10

Expense Examples	13

Performance Charts and Analysis	16

Schedules of Investments and Put Options Written	25

Statements of Assets and Liabilities	38

Statements of Operations	40

Statements of Changes in Net Assets	42

Financial Highlights	49

Notes to Financial Statements	58

Report of Independent Registered Public Accounting Firm	71

Trustees and Executive Officers	72

Additional Information	74

Privacy Notice	76

Hodges Mutual Funds
March 31, 2015

Dear Shareholder:

Returns (Retail Class) as of 03/31/2015:

					Since
	1 Year*	3 Year*	5 Year*	10 Year*	Inception*
Hodges Fund (10/9/92)	3.53%	21.71%	14.33%	8.01%	10.37%
S&P 500 Total Return	12.73%	16.11%	14.47%	8.01%	9.71%

Hodges Small Cap Fund (12/18/07)	8.78%	19.16%	20.30%	n/a	12.52%
Russell 2000 Total Return	8.21%	16.27%	14.57%	n/a	8.73%

Hodges Small Intrinsic Value Fund (12/26/13)	19.66%	n/a	n/a	n/a	18.77%
Russell 2000 Value Total Return	4.43%	n/a	n/a	n/a	5.04%

Hodges Small-Mid Fund (12/26/13)	8.49%	n/a	n/a	n/a	11.73%
Russell 2500 Total Return	10.07%	n/a	n/a	n/a	10.21%

Hodges Pure Contrarian Fund (9/10/09)	-8.86%	12.00%	7.67%	n/a	10.18%
S&P 500 Total Return	12.73%	16.11%	14.47%	n/a	15.49%

Hodges Blue Chip 25 Fund (9/10/09)	8.56%	16.87%	12.83%	n/a	12.91%
Russell 1000 Total Return	12.73%	16.45%	14.73%	n/a	15.82%

Hodges Equity Income Fund (9/10/09)	10.09%	10.92%	11.72%	n/a	12.55%
S&P 500 Total Return	12.73%	16.11%	14.47%	n/a	15.49%

Average Annualized
	HDPMX	HDPSX	HDSVX	HDSMX	HDPCX	HDPBX	HDPEX
Gross Expense Ratio^	1.35%	1.34%**	11.41%***	5.21%***	2.07%**	2.02%**	1.51%**
Net Expense Ratio^	1.35%	1.36%**b	1.30%***	1.40%***	1.41%**	1.31%**	1.30%**

^	Ratios are from the Prospectus dated July 29, 2014.
**
The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses until at least July 31, 2015.  This figure includes Acquired Fund Fees and Expenses, and excludes interest, taxes and extraordinary expenses.

***	The Advisor has contractually agreed to reduce its fees through July 31, 2016. This figure includes Acquired Fund Fees and Expenses, and excludes interest, taxes and extraordinary expenses.
b	The net expense ratio is adjusted for recoupment of fees previously waived in prior fiscal years.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-811-0224. The funds impose a 1.00% redemption fee on shares held for thirty days or less. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

U.S. stock performance was positive for the twelve months ending March 31, 2015 as the outlook for the U.S. economy and, more importantly, expectations for future corporate profits remain upbeat.  Although performance across industry sectors was mixed, gains across most domestic stock indices were accompanied by no shortage of market skeptics as well as ample worries over the possibility of the Fed raising interest rates in the coming year.  Furthermore, significant strength in the U.S. dollar, volatile oil prices, and softness in many foreign economies has clouded near-term earnings visibility for some U.S. companies.   Nevertheless, six out the seven Hodges Mutual Fund strategies experienced positive returns in the fiscal year ending March 31, 2015.

The slow grind to higher highs has been met with stubborn investor reluctance to U.S. stocks, which has been made evident by anemic U.S. equity fund flows relative to international equities and bond funds.   While the energy sector has recently weighed on corporate earnings, we see the sustainability of U.S. earnings strength continuing in groups like homebuilding, autos, restaurants, and consumer goods.  Strength in these areas indicates more cyclical leadership in the market and a strong case for individual stock picking.  With consumer related spending accounting for roughly 70% of the U.S. economy, we see lower energy

Hodges Mutual Funds

prices as a net positive tailwind for economic growth and a factor muting near-term inflation.   It is still our view that domestic equity markets remain attractive compared to the risk-adjusted returns on most other asset classes such as real estate, commodities, or bonds.  Furthermore, the P/E (price-to-earnings) multiples that investors were willing to pay for stocks have moved up over the past 12 months, reflecting an economy that is gaining momentum, healthy profit margins, and relatively low interest rates by historical standards.  At March 31, 2015, the 12-month forward P/E multiple for the S&P 500 is approximately 16.7X, according to the most recent data published by FactSet.  While this P/E multiple is higher than the average of 14.1X over the past ten years, there is never a normal or “right” P/E multiple for all market conditions.  P/E multiples depend on inflation, productivity, interest rates, and most importantly expected growth.  Comparing the forward earnings yield (inverse of P/E multiple) on the S&P 500 of 6.00% to the 10-year treasury yield of 1.93%, we see equity valuations as reasonable.  While the risk premium for stocks has narrowed from historically wide levels over the past two years, we believe the potential reward for holding stocks still outweighs the underlying downside risk.

The research team at Hodges Capital Management remains laser focused on rigorously gathering and analyzing first hand information from a broad scope of publically traded companies.  These efforts have led us to a few worthwhile observations.  First, domestic corporations are still generally lean and have been generating respectable levels of profitability.  Second, many of the companies that we follow, with the exception of the energy sector, have increased capital spending from a year ago in response to pent-up demand in a more stable domestic economy.  Such capital expenditures include investments in property, plants, and equipment to meet demand, as well as spending on information technology to enhance productivity and lower costs.  In recent months, we have also seen a pickup in mergers and acquisitions, which in most cases have resulted in accretive transactions that have been a function of both rationally priced deals and the availability of low cost financing. Furthermore, corporate balance sheets have been generally in good shape, allowing many corporations to invest in capital projects and acquisitions, as well as buy back shares and pay dividends.   While not every facet of the economy appears rosy, we view current conditions as providing no shortage of individual stocks with good potential relative to their underlying risk.

Looking into the year ahead, we do not expect the next 12 months to be without its challenges as the current bull market, like most bull markets in history, continues to climb a wall of worries.  We would not be surprised to see the market jitters return throughout the year as investors fret over the possibility of eventual increases in interest rates, geopolitical uncertainty, lumpiness in economic growth, as well as volatile currency and commodity markets. The investment team at Hodges Capital Management is wasting little effort attempting to forecast or time such macro uncertainties.  Instead, we are rigorously looking for investments in well run businesses that control their own destiny and thus rely on ingenuity and well calculated business decisions.  Although the macro conditions impacting the market can seem overwhelming at times, it is important to remember that the long-term performance of stock prices is determined by the future earnings and cash flows of each underlying business.  Stock prices over the long run are not a function of news headlines or short-term economic conditions.  Ultimately, we believe earnings power and prevailing interest rates are more important to future stock prices than political drama or monthly economic survey statistics.  In conclusion, we see the remainder of 2015 as an ideal environment for active portfolio managers to tune out much of the daily macro headlines and carefully scrutinize the fundamentals and earning power of individual stocks.

Hodges Fund (HDPMX)

The Hodges Fund’s one-year return was a gain of 3.53% compared to a gain of 12.73% for the S&P 500 Index.  Negative relative performance over the past year largely reflected the Fund’s over weighted exposure to energy related stocks, which saw a material impact from falling oil prices.

The Hodges Fund remains focused on investments where we have the highest conviction.  The Fund held 43 stocks at the end of March 31, 2015.  Our long-time position in Texas Pacific Land Trust (TPL) continues to be the Fund’s largest position, followed by Trinity Industries (TRN), Eagle Materials (EXP), Helmerich & Payne (HP), United Continental Holdings (UAL), Home Depot (HD), Matador Resources (MTDR), Costco Wholesale (COST), J.C. Penney (JCP), and Micron Technology (MU).  Top ten holdings at the end of the fiscal year represented 46.7% of the Fund’s holdings.

Over the past year, we took profits in a few stocks that appeared to offer less additional upside potential relative to their downside risk, increased the size of several positions in which we remain convicted, and entered into several new positions.  For example, the Hodges Fund harvested profits in A.H. Belo (AHC) and Mavenir Systems (MVNR), while increasing our core positions in Comstock Resources (CRK) and D.R. Horton (DHI).  The Fund also entered into several new positions, such as NXP Semiconductors (NXPI), Dixie Group (DXYN) and Summit Materials (SUM).

Hodges Mutual Funds

Hodges Small Cap Fund (HDPSX)

The return for the Hodges Small Cap Fund retail share class for the twelve months ended March 31, 2015, was a gain of 8.78% compared to a gain of 8.21% for the Russell 2000 Index.  Furthermore, we are pleased to report that the Hodges Small Cap Fund ranked in the top 48%, 7% and 1% of its Lipper small-cap peer group, Small Cap Growth Funds, for its respective one (258 out of 539 funds), three (30 out of 477 funds), and five-year (4 out of 416 funds) total performance for the fiscal year ended March 31, 2015.  The Hodges Small Cap Fund outperformed its benchmark over the past year due to the positive effects of stock selection.  The Fund was underweight in areas such as healthcare and financials, which experienced positive relative performance.  However, individual stock selection in the areas of consumer discretionary and industrials helped generate a positive relative return over this period.  Although energy stocks in general were a drag to the Fund’s performance, Athlon Energy was a top contributor as it was took over at a premium by another oil producer prior to the drastic decline in energy prices.

The Hodges Small Cap Fund ended its recent fiscal year well diversified across industrials, transportation, financial services, technology, and consumer-related names, which we expect could contribute to the Fund’s long-term performance. The Fund has recently taken profits in several stocks that appeared fairly valued relative to their underlying fundamentals, and has established several new positions in stocks that we view as having an attractive risk/reward profile.  The top ten holdings in our Small Cap Fund at March 31, 2015 represented 18.3% of our total holdings and included American Airlines Group (AAL), Lithia Motors (LAD), Horizon Pharma (HZNP), Cooper Tire & Rubber Co. (CTB), Kapstone Paper & Packaging (KS), Cinemark Holdings (CNK), Trinity Industries (TRN), Eagle Materials (EXP), Shoe Carnival (SCVL), and Casey’s General Stores (CASY).

While the nature of small cap investing can provide opportunities for active portfolio management in just about any type of market, we view the current environment as a period for active stock picking within the small cap segment of the market.  Although small caps, as measured by the Russell 2000, lagged the broader market as measured by the S&P 500 over the trailing twelve months returning 8.21% and 12.73%, respectively, we see 2015 as a potentially rewarding time to conduct time-intensive research on the fundamentals of individual companies.  Moreover, we expect small cap investing to require a greater degree of individual stock selection and are now focusing on a broader number of sectors within the small cap universe that in many cases are underfollowed by larger institutional investors.  Additionally, we have already seen merger activity pick up in recent months as larger companies seek to grow by acquiring smaller businesses that can complement or expand their addressable markets.  In many cases, such consolidation activity should support multiples for small cap stocks that could become the acquisition targets of larger companies.

Hodges Mutual Funds

Hodges Small Intrinsic Value Fund (HDSVX)

The Hodges Small Intrinsic Value Fund’s twelve-month return for the period ended March 31, 2015, has totaled 19.66% compared to 4.43% for the Russell 2000 Value Index.  While sector allocation was largely a headwind to the Fund, positive relative performance was attributed to individual stock selection.  The top three stocks that contributed to performance over the past twelve months included Rave Restaurant Group (RAVE), Skechers U.S.A. (SKX), and MarineMax (HZO), which increased 131.1%, 96.8%, and 74.5%, respectively.

This Fund’s objective is to achieve long-term capital appreciation in small cap value stocks.  The basic investment approach is to invest in deep value situations that may sometimes require a longer time horizon than our core small cap strategy. The Fund will typically seek companies that have a high amount of intrinsic asset value, low price-to-book ratios, above average dividend yields, low P/E multiples, or the potential for a turnaround in underlying fundamentals.  The top holdings in the Fund at the end of the recent fiscal year included Trinity Industries (TRN), Shoe Carnival (SCVL), Lithia Motors (LAD), LGI Homes (LGIH), Horizon Pharma (HZNP), Cooper Tire & Rubber Co. (CTB), Legacy Texas Financial (LTXB), U.S. Concrete (USCR), Carriage Services (CSV), and Primoris Services (PRIM).  Our top ten holdings represented 27.1% of the Hodges Small Intrinsic Value Funds holdings.

Hodges Mutual Funds
Hodges Small-Mid Cap Fund (HDSMX)

The Hodges Small-Mid Cap Fund’s twelve-month return for the period ended March 31, 2015, amounted to 8.49% versus 10.07% for the Fund’s benchmark, the Russell 2500.  The Small-Mid Cap Fund trailed its respective benchmark over the past twelve months as a result of several of energy related stocks, and its underweighting in healthcare.  The largest contributor to the Fund’s performance was Skyworks Solutions (SWKS), which increased 164.2% over the past year.  The Fund’s largest detractor from performance was Oasis Petroleum (OAS), which declined by 65.9% over the past year.

The Small-Mid Cap Fund’s principal strategy is to invest at least 80% of its assets in common stocks of companies that have market capitalization under $9.4 billion.  Using the same basic investment philosophy as the Hodges Small Cap Fund (HDPSX), we believe this strategy has the potential to capitalize on the core research competencies that have been cultivated at Hodges Capital Management over the past couple of decades.  The top ten holdings in the Fund at the end of the fiscal year represented 34.3% of the total holdings and included Skyworks Solutions (SWKS), Tractor Supply (TSCO), O’Reilly Automotive (ORLY), Alaska Air (ALK), Wabtec Corp (WAB), D.R. Horton (DHI), Cullen Frost Bankers (CFR), Trinity Industries (TRN), Envision Healthcare Holdings (EVHC), and Brinker International (EAT).

Hodges Pure Contrarian Fund (HDPCX)

In the 12 months ending March 31, 2015, the Pure Contrarian Fund experienced a loss of 8.86% compared to a gain of 12.73% for the S&P 500 Index. The Pure Contrarian Fund’s objective is to generate long-term capital appreciation by investing in out-of-favor or unloved stocks.  Although timing a recovery in out-of-favor stocks can be tricky over short periods of time, we believe this strategy could be very rewarding over a long investment horizon.  We also expect this strategy to be less correlated with the broader market due to the general nature of contrarian investing.  Disappointing performance in the Pure Contrarian Fund over the past year largely reflected the Fund’s exposure to several holdings in energy and material stocks.  Our worst performing stocks included iron ore producer, Cliffs Natural Resources (CLF), which declined by more than 75%, as well as offshore oil driller, Hercules Offshore (HERO), which declined by more than 90% over the past year.

The investment strategy that is employed in the Pure Contrarian Fund requires careful stock selection and we are finding plenty of intriguing opportunities in the current environment.   Over the past year, the Fund continued to find out-of-favor investment opportunities in names such as Cliffs Natural Resources (CLF) and JC Penney (JCP).  The top holdings in the Fund at the end of the recent fiscal year included A. H. Belo (AHC), Xerox (XRX), Luby’s Inc. (LUB), FelCor Lodging (FCH), Sirius

Hodges Mutual Funds

XM Radio (SIRI), PFSweb, Inc. (PFSW), J.C. Penny Company (JCP), Intrusion (INTZ), Dixie Group (DXYN), and YRC Worldwide (YRCW).  The top ten holdings represented 61.5% of the Fund’s holdings.

Hodges Blue Chip 25 Fund (HDPBX)

The Hodges Blue Chip 25 Fund experienced a return for the year ending March 31, 2015 of 8.56% compared to a 12.73% return for the Russell 1000 Index.  While relative performance for a concentrated portfolio to any benchmark is less significant over a short period of time, we believe the Fund’s concentrated portfolio of large-cap companies is currently well positioned to capitalize on improving business conditions across what we view as many higher quality stocks.  Over the twelve months ending March 31, 2015, the Fund’s lagging relative performance to its benchmark reflected disappointing performance from many of the energy names in the portfolio, such as Continental Resources (CLR) and Halliburton (HAL).  Although industrial stocks as a group experienced a negative return over the past year, the Hodges Blue Chip 25 Fund experienced a positive contribution from its overweighed exposure in industrials, which we attribute to the effects of individual stock selection.

The top ten holdings in the Blue Chip 25 Fund at the end of the recent fiscal year made up 50.2% of the Funds total holdings and included Home Depot (HD), Kroger (KR), Boeing Co. (BA), Texas Pacific Land Trust (TPL), Trinity Industries (TRN), Costco (COST), United Continental (UAL), Walt Disney Company (DIS), Apple (AAPL) and Under Armor (UA). While the number of holdings in the Fund may range between 20-30 stocks, the Fund held a total of 24 stocks at the end of the recent fiscal year and was well-represented across a broad number of industry sectors.

Hodges Mutual Funds

Hodges Equity Income Fund (HDPEX)

The Hodges Equity Income Fund experienced a gain of 10.09% over the past year compared to a gain of 12.73% for the S&P 500.  Poor relative performance to the S&P 500 in the recent twelve months reflected weakness among many leading dividend paying stocks, as the market has started to price in the possibility for higher interest rates over the next year.  In addition to broad weakness across many high dividend paying stocks in response to an anticipated increase in interest rates, the Equity Income Fund was negatively impacted by its overweight exposure to its energy holdings.  Two of the largest detractors over the past year included LinnCo. LLC (LNCO) and Helmerich & Payne (HP), which declined over this period by 53.6% and 33.82%, respectively.

The Hodges Equity Income Fund’s objective is both long-term capital appreciation and income through investment in dividend-paying stocks. With improving corporate profits supporting the ability of companies to pay out dividends, we believe we are finding plenty of attractive dividend-paying stocks that offer upside potential in addition to dividend income. The top ten holdings in the Fund represented 48.1% of the total holdings and included Boeing Co (BA), Lockheed Martin Corp (LMT), Home Depot (HD), Taiwan Semiconductor (TSM), Cracker Barrel Old Country Store (CBRL), Johnson & Johnson (JNJ), Cinemark Holdings (CNK), Geo Group (GEO), Procter & Gamble (PG), and Verizon Communications (VZ).  The Equity Income portfolio had minimal turnover in the recent year and remained well diversified in companies that we believe can generate above average income and total returns on a risk adjusted basis.

Hodges Mutual Funds

Conclusion

Looking ahead, we remain encouraged by the long term investment opportunities surrounding the Hodges Mutual Funds.  By offering seven distinct mutual fund strategies that cover most major segments of the domestic equity market, we have the opportunity to serve the diversification needs of most financial advisors and individual investors.   Our entire investment team of portfolio managers, analysts, and traders are working diligently by studying companies, meeting with management teams, observing trends, and attempting to navigate today’s financial markets.  Feel free to contact us directly if we can address any specific questions.

Sincerely,

Craig Hodges	Eric Marshall
Co-Portfolio Manager	Co-Portfolio Manager

Gary Bradshaw
Co-Portfolio Manager

The Funds’ investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Hodges Mutual Funds, and it may be obtained by calling 866-811-0224, or visiting www.hodgesmutualfunds.com. Read it carefully before investing.

Opinions expressed are those of the author and are subject to change, are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk.  Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Options and future contracts have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. These risks may be greater than risks associated with more traditional investments. Short sales of securities involve the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in small and medium capitalization companies involve additional risks such as

Hodges Mutual Funds

limited liquidity and greater volatility. Funds that are non-diversified are more exposed to individual stock volatility than a diversified fund.   Investments in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery, involve greater risk.

Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

Diversification does not assure a profit or protect against a loss in a declining market.

Active investing has higher management fees because of the manager’s increased level of involvement while passive investing has lower management and operating fees. Investing in both actively and passively managed mutual funds involves risk and principal loss is possible. Both actively and passively managed mutual funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed mutual funds. Actively managed mutual funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Schedule of Investments for additional information.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service.  Each Lipper average represents a universe of funds with similar invest objectives.  The highest percentile rank is 1 and the lowest is 100.  Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.  Past performance does not guarantee future results.

The S&P 500 Index is a broad based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general.  The Russell 1000 Index is a subset of the Russell 3000 Index and consists of the 1,000 largest companies comprising over 90% of the total market capitalization of all listed stocks.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2500 Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 3000 Index is a stock index consisting of the 3000 largest publically listed companies, representing about 98% of the total capitalization of the entire U.S. stock market.  You cannot invest directly in an index.  The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. You cannot invest directly in an index.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Correlation: A statistical measure of the degree to which the movements of two variables (stock/ option/ convertible prices or returns) are related.

Dividend Yield:  A financial ratio that shows how much a company pays out in dividends each year relative to its share price.

Forward Earnings Yield: The same earnings per share for the projected 12-month period divided by the current market price per share.

Price-Earnings Ratio (P/E Ratio):  A valuation ratio of a company’s current share price compared to its per-share earnings.

Price to Book Ratio (P/B Ratio): A ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.   Also known as the Price-Equity Ratio.

Hodges Capital Management is the Advisor to the Hodges Mutual Funds.

Hodges Mutual Funds are distributed by Quasar Distributors LLC.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2015 (Unaudited)

(as a percentage of net assets)
Hodges Fund

*  Cash equivalents and other assets less liabilities.

Hodges Small Cap Fund

*  U.S. treasury bills, cash equivalents and other assets less liabilities.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2015 (Unaudited) (Continued)

(as a percentage of net assets)
Hodges Small Intrinsic Value Fund

*  Cash equivalents and other assets less liabilities.

Hodges Small-Mid Cap Fund

*  Cash equivalents and other assets less liabilities.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2015 (Unaudited) (Continued)

(as a percentage of net assets)

Hodges Pure Contrarian Fund

*  Cash equivalents and other assets less liabilities.

Hodges Blue Chip 25 Fund

*  Cash equivalents and other assets less liabilities.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2015 (Unaudited) (Continued)

(as a percentage of net assets)

Hodges Equity Income Fund

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLES For the Six Months Ended March 31, 2015 (Unaudited)

As a shareholder of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/14-3/31/15).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 30 calendar days after you purchase them for the Hodges Fund Retail Class, Hodges Small Cap Fund Retail Class, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund.  You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Institutional Classes of the Hodges Fund and Hodges Small Cap Fund. An Individual Retirement Account (“IRA”) will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, fund accounting fees, custody fees, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled, “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2015 (Unaudited) (Continued)

Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hodges Fund
	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/14	Value 3/31/15	10/1/14 – 3/31/151
Retail Class Actual	$1,000.00	$ 971.60	$6.59
Retail Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.25	$6.74
Institutional Class Actual	$1,000.00	$ 974.40	$4.92
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.95	$5.04

1
Expenses are equal to the Hodges Fund’s expense ratio for the most recent six-month period of 1.34% for the Retail Class shares, and 1.00% for the Institutional Class shares, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Small Cap Fund
	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/14	Value 3/31/15	10/1/14 – 3/31/152
Retail Class Actual	$1,000.00	$1,062.70	$6.84
Retail Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.30	$6.69
Institutional Class Actual	$1,000.00	$1,064.90	$5.15
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.95	$5.04

2
Expenses are equal to the Hodges Small Cap Fund’s expense ratio for the most recent six-month period of 1.33% for the Retail Class shares, and 1.00% for the Institutional Class shares, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Small Intrinsic Value Fund
	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/14	Value 3/31/15	10/1/14 –3/31/153
Actual	$1,000.00	$1,181.80	$7.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.50	$6.49

3
Expenses are equal to the Hodges Small Intrinsic Value Fund’s expense ratio for the most recent six-month period of 1.29% (fee and expense waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Small-Mid Cap Fund
	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/14	Value 3/31/15	10/1/14 –3/31/154
Actual	$1,000.00	$1,048.30	$7.15
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.95	$7.04

4
Expenses are equal to the Hodges Small-Mid Cap Fund’s expense ratio for the most recent six-month period of 1.40% (fee and expense waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2015 (Unaudited) (Continued)

Hodges Pure Contrarian Fund
	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/14	Value 3/31/15	10/1/14 –3/31/155
Actual	$1,000.00	$ 943.60	$6.78
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.95	$7.04

5
Expenses are equal to the Hodges Pure Contrarian Fund’s expense ratio for the most recent six-month period of 1.40% (fee and expense waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Blue Chip 25 Fund
	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/14	Value 3/31/15	10/1/14 – 3/31/156
Actual	$1,000.00	$ 998.20	$6.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.54

6
Expenses are equal to the Hodges Blue Chip 25 Fund’s expense ratio for the most recent six-month period of 1.30% (fee and expense waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Equity Income Fund
	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/14	Value 3/31/15	10/1/14 – 3/31/157
Actual	$1,000.00	$1,040.20	$6.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.54

7
Expenses are equal to the Hodges Equity Income Fund’s expense ratio for the most recent six-month period of 1.30% (fee and expense waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Fund – Retail Shares
Value of $10,000 vs. S&P 500® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2015
				Since Inception
	1 Year	5 Year	10 Year	(10/9/92)
Hodges Fund – Retail Shares	3.53%	14.33%	8.01%	10.37%
S&P 500® Index	12.73%	14.47%	8.01%	9.71%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2005, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund – Institutional Shares
Value of $1,000,000 vs. S&P 500® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2015
				Since Inception
	1 Year	3 Year	5 Year	(12/12/08)
Hodges Fund – Institutional Shares	4.00%	22.02%	14.64%	18.83%
S&P 500® Index	12.73%	16.11%	14.47%	17.03%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 12, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Cap Fund – Retail Shares
Value of $10,000 vs. Russell 2000® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2015
				Since Inception
	1 Year	3 Year	5 Year	(12/18/07)
Hodges Small Cap Fund – Retail Shares	8.78%	19.16%	20.30%	12.52%
Russell 2000® Index	8.21%	16.27%	14.57%	8.73%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 18, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Cap Fund – Institutional Shares
Value of $1,000,000 vs. Russell 2000® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2015
				Since Inception
	1 Year	3 Year	5 Year	(12/12/08)
Hodges Small Cap Fund – Institutional Shares	9.17%	19.57%	20.82%	26.66%
Russell 2000® Index	8.21%	16.27%	14.57%	18.53%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 12, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small Intrinsic Value Fund
Value of $10,000 vs. Russell 2000® Value Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2015
		Since Inception
	1 Year	(12/26/13)
Hodges Small Intrinsic Value Fund	19.66%	18.77%
Russell 2000® Value Index	4.43%	5.04%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Small-Mid Cap Fund
Value of $10,000 vs. Russell 2500® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2015
		Since Inception
	1 Year	(12/26/13)
Hodges Small-Mid Cap Fund	8.49%	11.73%
Russell 2500® Index	10.07%	10.21%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Pure Contrarian Fund
Value of $10,000 vs. S&P 500® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2015
				Since Inception
	1 Year	3 Year	5 Year	(9/10/09)
Hodges Pure Contrarian Fund	-8.86%	12.00%	7.67%	10.18%
S&P 500® Index	12.73%	16.11%	14.47%	15.49%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Blue Chip 25 Fund
Value of $10,000 vs. Russell 1000® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2015
				Since Inception
	1 Year	3 Year	5 Year	(9/10/09)
Hodges Blue Chip 25 Fund	8.56%	16.87%	12.83%	12.91%
Russell 1000® Index	12.73%	16.45%	14.73%	15.82%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Equity Income Fund
Value of $10,000 vs. S&P 500® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2015
				Since Inception
	1 Year	3 Year	5 Year	(9/10/09)
Hodges Equity Income Fund	10.09%	10.92%	11.72%	12.55%
S&P 500® Index	12.73%	16.11%	14.47%	15.49%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2015

Shares		Value

COMMON STOCKS: 84.0%

Air Transportation: 8.6%
195,000	Delta Air Lines, Inc.	$8,767,200
175,000	Southwest Airlines Co.	7,752,500
190,000	United Continental Holdings, Inc.*	12,777,500
		29,297,200
Automotive Retail: 0.8%
50,000	Penske Automotive Group, Inc.	2,574,500

Basic Materials Manufacturing: 8.0%
400,000	Builders FirstSource, Inc.*	2,668,000
210,000	Eagle Materials, Inc.	17,547,600
200,000	U.S. Silica Holdings, Inc.	7,122,000
		27,337,600
Building Materials: 0.5%
75,000	Summit Materials, Inc.*	1,661,250

Computer & Electronic Products: 6.6%
150,000	Cisco Systems, Inc.	4,128,750
70,000	GoPro, Inc.*	3,038,700
380,000	Micron Technology, Inc.*	10,309,400
50,000	NXP Semiconductors NV*	5,018,000
		22,494,850
Construction: 4.3%
267,500	DR Horton, Inc.	7,618,400
400,000	Primoris Services Corp.	6,876,000
		14,494,400
Depository Credit Intermediation: 3.3%
100,000	Legg Mason, Inc.	5,520,000
120,000	Texas Capital BancShares, Inc.*	5,838,000
		11,358,000
Food & Beverage Manufacturing: 2.2%
200,000	Tyson Foods, Inc.	7,660,000

Food Services: 3.8%
1,950,000	Luby’s, Inc.*,1,2	10,120,500
200,000	Rocky Mountain
	Chocolate Factory, Inc.	2,776,000
		12,896,500
Freight Transportation: 0.5%
102,000	YRC Worldwide, Inc.*	1,831,920

Internet Services: 4.3%
95,000	Facebook, Inc.*	7,810,425
200,300	PFSweb, Inc.*	2,201,297
90,000	Twitter, Inc.*	4,507,200
		14,518,922
Manufacturing: 2.5%
953,100	The Dixie Group, Inc.*,1	8,625,555

Mining, Oil & Gas Extraction: 13.6%
500,000	Cobalt International Energy, Inc.*	4,705,000
1,600,000	Comstock Resources, Inc.1	5,712,000
233,000	Helmerich & Payne, Inc.	15,860,310
3,500,000	Hercules Offshore, Inc.*	1,467,200
800,000	Hyperdynamics Corp.*	278,480
550,000	Matador Resources Co.*	12,056,000
316,395	Panhandle Oil and Gas, Inc.	6,261,457
497,200	Torchlight Energy Resources, Inc.*	159,104
		46,499,551
Nursing & Residential Care Facilities: 1.4%
120,000	Envision Healthcare Holdings, Inc.*	4,602,000
Pharmaceuticals: 0.7%
25,000	Agios Pharmaceuticals, Inc.*	2,357,500

Publishing Industries: 2.0%
846,950	A.H. Belo Corp. - Class A1	6,970,399

Rail Transportation: 0.8%
27,000	Kansas City Southern	2,756,160

Rental & Leasing: 2.8%
105,000	United Rentals, Inc.*	9,571,800

Retail Trade: 11.5%
70,000	Costco Wholesale Corp.	10,604,650
107,500	The Home Depot, Inc.	12,213,075
1,250,000	J.C. Penney Co., Inc.*	10,512,500
40,000	Ulta Salon Cosmetics
	& Fragrance, Inc.*	6,034,000
		39,364,225
Transportation Equipment: 5.8%
559,800	Trinity Industries, Inc.	19,878,498
TOTAL COMMON STOCKS
(Cost $274,696,317)		286,750,830

PARTNERSHIPS & TRUSTS: 11.0%

Land Ownership & Leasing: 11.0%
259,659	Texas Pacific Land Trust1,2	37,611,606
TOTAL PARTNERSHIPS & TRUSTS
(Cost $7,734,848)		37,611,606

Contracts
(100 shares per contract)

CALL OPTIONS PURCHASED: 4.8%

Apparel Manufacturing: 0.3%
500	Skechers U.S.A., Inc.
	Expiration: July 2015,
	Exercise Price: $50.00*	1,145,000

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Continued)

Contracts
(100 shares per contract)		Value

CALL OPTIONS PURCHASED: 4.8% (Continued)

Computer & Electronic Products: 2.0%
1,100	Apple, Inc.
	Expiration: April 2015,
	Exercise Price: $80.00*	$4,911,500
	NXP Semiconductors NV
800	Expiration: July 2015,
	Exercise Price: $82.50*	1,692,000
225	Expiration: January 2016,
	Exercise Price: $105.00*	270,000
		6,873,500
Pharmaceuticals: 0.3%
1,250	Johnson & Johnson
	Expiration: April 2015,
	Exercise Price: $92.50*	1,046,875

Rail Transportation: 0.3%
1,000	Union Pacific Corp.
	Expiration: May 2015,
	Exercise Price: $100.00*	990,000

Retail Trade: 1.9%
	Amazon.com, Inc.
225	Expiration: July 2015,
	Exercise Price: $315.00*	1,413,000
185	Expiration: January 2016,
	Exercise Price: $355.00*	903,725
1,900	Foot Locker, Inc.
	Expiration: May 2015,
	Exercise Price: $50.00*	2,508,000
400	Ulta Salon Cosmetics
	& Fragrance, Inc.
	Expiration: September 2015,
	Exercise Price: $115.00*	1,546,000
		6,370,725

TOTAL CALL OPTIONS PURCHASED
(Cost $13,242,488)		16,426,100

SHORT-TERM INVESTMENTS: 0.6%

Money Market Fund: 0.6%
1,916,421	Fidelity Money Market Portfolio -
	Select Class, 0.05%3	1,916,421

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,916,421)		1,916,421
TOTAL INVESTMENTS IN SECURITIES: 100.4%
(Cost $297,590,074)		342,704,957
Liabilities in Excess of Other Assets: (0.4)%		(1,508,012)
TOTAL NET ASSETS: 100.0%		$341,196,945

*	Non-income producing security.
1	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
2	A portion of this security is considered illiquid. As of March 31, 2015, the total market value of the investments considered illiquid was $5,523,413 or 1.6% of total net assets.
3	Seven-day yield as of March 31, 2015.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2015

Shares		Value

COMMON STOCKS: 88.8%

Advertising & Public Relations: 0.2%
1,882,724	Tremor Video, Inc.*	$4,405,574

Air Transportation: 4.7%
1,000,000	American Airlines Group, Inc.	52,780,000
938,500	Controladora Vuela Cia
	De Aviacion SAB de CV - ADR*	10,454,890
750,000	Hawaiian Holdings, Inc.*	16,518,750
237,493	Spirit Airlines, Inc.*	18,372,459
		98,126,099
Apparel Manufacturing: 3.0%
230,000	G-III Apparel Group Ltd.*	25,909,500
270,000	Skechers U.S.A., Inc.*	19,415,700
650,000	Tumi Holdings, Inc.*	15,899,000
		61,224,200
Automotive Retail: 3.1%
425,000	Lithia Motors, Inc.	42,249,250
350,000	Monro Muffler Brake, Inc.	22,767,500
		65,016,750
Basic Materials Manufacturing: 9.2%
1,025,000	Commercial Metals Co.	16,594,750
420,000	Eagle Materials, Inc.	35,095,200
500,000	Encore Wire Corp.	18,940,000
1,575,000	Graphic Packaging Holding Co.	22,900,500
1,100,000	KapStone Paper & Packaging Corp.	36,124,000
400,000	TimkenSteel Corp.	10,588,000
750,000	U.S. Concrete, Inc.*,1	25,410,000
375,000	U.S. Silica Holdings, Inc.	13,353,750
500,000	United States Steel Corp.	12,200,000
		191,206,200
Broadcasting: 0.4%
1,250,000	Entravision Communications Corp.	7,912,500

Business Support Services: 1.7%
425,000	Cardtronics, Inc.*	15,980,000
425,000	Heartland Payment Systems, Inc.	19,911,250
		35,891,250
Computer & Electronic Products: 5.4%
600,000	Cree, Inc.*	21,294,000
1,000,000	Diodes, Inc.*	28,560,000
300,000	FARO Technologies, Inc.*	18,639,000
1,367,000	Interphase Corp.*,1,2	2,050,500
750,000	Nimble Storage, Inc.*	16,732,500
175,000	Qorvo, Inc.*	13,947,500
300,000	Super Micro Computer, Inc.*	9,963,000
		111,186,500
Construction: 1.0%
1,175,000	Primoris Services Corp.	20,198,250

Depository Credit Intermediation: 4.6%
700,000	Hilltop Holdings, Inc.*	13,608,000
630,000	Independent Bank Group, Inc.	24,513,300
1,020,000	Legacy Texas Financial Group, Inc.	23,184,600
230,000	Texas Capital BancShares, Inc.*	11,189,500
1,050,000	Wisdomtree Investments, Inc.	22,533,000
		95,028,400
Electrical Equipment: 2.1%
400,000	Greatbatch, Inc.*	23,140,000
210,000	Littelfuse, Inc.	20,871,900
		44,011,900
Employment Services: 1.1%
400,000	Team Health Holdings, Inc.*	23,404,000

Food & Beverage Manufacturing: 1.0%
150,000	Cal-Maine Foods, Inc.	5,859,000
675,000	Pilgrim’s Pride Corp.	15,248,250
		21,107,250
Food & Beverage Products: 0.6%
1,200,000	Boulder Brands, Inc.*	11,436,000

Food Services: 4.2%
520,000	Brinker International, Inc.	32,011,200
160,000	Cracker Barrel Old
	Country Store, Inc.	24,342,400
500,000	Popeyes Louisiana Kitchen, Inc.*	29,910,000
		86,263,600
Freight Transportation: 2.8%
700,000	Marten Transport Ltd.	16,240,000
300,000	Saia, Inc.*	13,290,000
1,100,000	Swift Transportation Co.*	28,622,000
		58,152,000
Furniture Manufacturing: 0.9%
1,000,000	Steelcase, Inc.	18,940,000

General Manufacturing: 4.7%
850,000	Cooper Tire & Rubber Co.	36,414,000
330,000	Curtiss-Wright Corp.	24,400,200
235,000	Esterline Technologies Corp.*	26,888,700
570,000	Zep, Inc.	9,707,100
		97,410,000
Health Care Facilities: 0.8%
270,000	Amsurg Corp.*	16,610,400

Hotels, Restaurants & Leisure: 2.6%
1,098,000	Intrawest Resorts Holdings, Inc.*	9,574,560
800,000	La Quinta Holdings, Inc.*	18,944,000
250,000	Vail Resorts, Inc.	25,855,000
		54,373,560

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Continued)

Shares		Value

COMMON STOCKS: 88.8% (Continued)

Household Goods: 0.9%
200,000	Spectrum Brands Holdings, Inc.	$17,912,000

Internet Services: 3.0%
850,000	Fortinet, Inc.*	29,707,500
1,389,050	Gogo, Inc.*	26,475,293
640,000	Points International Ltd.*	6,483,200
		62,665,993
Machinery: 1.9%
420,000	AGCO Corp.	20,008,800
300,000	Alamo Group, Inc.	18,939,000
		38,947,800
Medical Equipment & Supplies Manufacturing: 4.4%
120,000	Analogic Corp.	10,908,000
700,000	Natus Medical, Inc.*	27,629,000
475,000	NuVasive, Inc.*	21,845,250
430,000	STERIS Corp.	30,216,100
		90,598,350
Mining, Oil & Gas Extraction: 5.7%
675,000	Bonanza Creek Energy, Inc.*	16,645,500
1,700,000	Comstock Resources, Inc.1	6,069,000
360,000	Diamondback Energy, Inc.*	27,662,400
423,400	EnLink Midstream, LLC	13,777,436
1,500,000	Hercules Offshore, Inc.*	628,800
1,178,000	Matador Resources Co.*	25,821,760
1,120,000	RSP Permian, Inc.*	28,212,800
		118,817,696
Movie Production & Theaters: 1.7%
800,000	Cinemark Holdings, Inc.	36,056,000

Non-Depository Credit Intermediation: 1.0%
800,000	Nationstar Mortgage
	Holdings, Inc.*	19,816,000

Petroleum Products: 0.8%
1,100,000	Aegean Marine
	Petroleum Network, Inc.	15,807,000

Pharmaceuticals: 3.0%
1,450,000	Horizon Pharma PLC*	37,656,500
285,000	Pacira Pharmaceuticals, Inc.*	25,322,250
		62,978,750
Recreation: 0.9%
950,000	ClubCorp Holdings, Inc.	18,392,000

Retail Trade: 7.4%
950,000	American Eagle Outfitters, Inc.	16,226,000
600,000	Ann, Inc.*	24,618,000
370,000	Casey’s General Stores, Inc.	33,337,000
560,000	CST Brands, Inc.	24,544,800
400,000	Hibbett Sports, Inc.*	19,624,000
1,190,000	Shoe Carnival, Inc.1	35,033,600
		153,383,400
Scientific Research & Development Services: 0.8%
210,000	Charles River Laboratories
	International, Inc.*	16,650,900

Software Publishers: 1.1%
500,000	Blackbaud, Inc.	23,690,000

Transportation & Warehousing: 0.4%
1,350,000	Diana Shipping, Inc.*	8,262,000

Transportation Equipment: 1.7%
1,000,000	Trinity Industries, Inc.	35,510,000

TOTAL COMMON STOCKS
(Cost $1,514,495,310)		1,841,392,322

PARTNERSHIPS & TRUSTS: 4.0%

Land Ownership & Leasing: 1.4%

205,300	Texas Pacific Land Trust1	29,737,705

Real Estate Investment Trusts: 2.6%
2,430,000	FelCor Lodging Trust, Inc.	27,920,700
600,000	The GEO Group, Inc.	26,244,000
		54,164,700
TOTAL PARTNERSHIPS & TRUSTS
(Cost $47,649,044)		83,902,405

Principal
Amount

U.S. TREASURY BILLS: 0.2%
3,200,000	United States Treasury Bill
	0.030%, 7/30/153,4	3,199,626

TOTAL U.S. TREASURY BILLS
(Cost $3,199,680)		3,199,626

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Continued)

Shares		Value

SHORT-TERM INVESTMENTS: 6.3%

Money Market Funds: 6.3%
80,380,017	Fidelity Money Market Portfolio -
	Select Class, 0.05%5	$80,380,017
49,647,770	Invesco Short-Term Portfolio -
	Institutional Class, 0.04%5	49,647,770
		130,027,787
TOTAL SHORT-TERM INVESTMENTS
(Cost $130,027,787)		130,027,787
TOTAL INVESTMENTS IN SECURITIES: 99.3%
(Cost $1,695,371,821)		2,058,522,140
Other Assets in Excess of Liabilities: 0.7%		13,885,091
TOTAL NET ASSETS: 100.0%		$2,072,407,231

*	Non-income producing security.
ADR - American Depositary Receipt
1	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
2	A portion of this security is considered illiquid. As of March 31, 2015, the total market value of the investments considered illiquid was $1,775,058 or 0.1% of total net assets.
3	Coupon represents the yield to maturity.
4	This security is pledged as collateral.
5	Seven-day yield as of March 31, 2015.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF PUT OPTIONS WRITTEN at March 31, 2015

Contracts
(100 shares per contract)		Value

PUT OPTIONS WRITTEN: 0.0%

Apparel Manufacturing: 0.0%
500	Skechers U.S.A., Inc.
	Expiration: July 2015,
	Exercise Price: $60.00*	$71,250
TOTAL PUT OPTIONS WRITTEN
(Premiums Received $184,563)		$71,250

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at March 31, 2015

Shares		Value

COMMON STOCKS: 86.7%

Air Transportation: 2.0%
52,000	Controladora Vuela Cia
	De Aviacion SAB de CV - ADR*	$579,280

Automotive Retail: 2.9%
8,500	Lithia Motors, Inc.	844,985

Basic Materials Manufacturing: 10.7%
40,000	Commercial Metals Co.	647,600
13,000	Encore Wire Corp.	492,440
17,000	KapStone Paper & Packaging Corp.	558,280
10,000	Masonite International Corp.*	672,600
22,000	U.S. Concrete, Inc.*,1	745,360
		3,116,280
Broadcasting: 2.3%
24,000	The E.W. Scripps Co.*	682,560

Business Support Services: 2.0%
40,000	ARC Document Solutions, Inc.*	369,200
6,000	Cardtronics, Inc.*	225,600
		594,800
Computer & Electronic Products: 2.6%
55,000	ID Systems, Inc.*	350,350
6,634	Perceptron, Inc.	89,625
4,000	Qorvo, Inc.*	318,800
		758,775
Construction: 5.2%
50,000	LGI Homes, Inc.*	833,000
40,000	Primoris Services Corp.	687,600
		1,520,600
Depository Credit Intermediation: 7.2%
15,000	Berkshire Hills Bancorp, Inc.	415,500
16,000	Hilltop Holdings, Inc.*	311,040
33,000	Legacy Texas Financial Group, Inc.	750,090
44,334	Veritex Holdings, Inc.*	619,346
		2,095,976
Food Services: 2.2%
140,000	Cosi, Inc.*	372,400
22,300	Denny’s Corp.*	254,220
		626,620
Freight Transportation: 2.8%
14,000	Covenant Transportation Group, Inc.*	464,240
15,000	Marten Transport Ltd.	348,000
		812,240
Funeral Services: 2.5%
31,000	Carriage Services, Inc.	739,970

Furniture Manufacturing: 1.4%
40,000	Kimball International, Inc.	419,200

General Manufacturing: 4.1%
18,000	Cooper Tire & Rubber Co.	771,120
25,000	Zep, Inc.	425,750
		1,196,870
Insurance: 1.3%
35,000	Hallmark Financial Services, Inc.*	371,000

Machinery: 1.7%
8,000	Alamo Group, Inc.	505,040

Manufacturing: 2.0%
65,000	The Dixie Group, Inc.*,1	588,250

Medical Equipment & Supplies Manufacturing: 1.2%
4,000	Analogic Corp.	363,600

Mining, Oil & Gas Extraction: 1.1%
4,000	Diamondback Energy, Inc.*	307,360

Motor Vehicle Parts Manufacturing: 2.1%
44,000	Wabash National Corp.*	620,400

Movie Production & Theaters: 2.3%
15,000	Cinemark Holdings, Inc.	676,050

Non-Depository Credit Intermediation: 1.3%
15,000	Nationstar Mortgage Holdings, Inc.*	371,550

Pharmaceuticals: 2.7%
30,000	Horizon Pharma PLC*	779,100

Retail Trade: 17.9%
25,000	American Eagle Outfitters, Inc.	427,000
10,000	Ann, Inc.*	410,300
10,000	Cash America International, Inc.	233,000
40,000	J.C. Penney Co., Inc.*	336,400
22,000	Kirklands, Inc.*	522,500
24,000	MarineMax, Inc.*	636,240
30,000	Shoe Carnival, Inc.1	883,200
70,000	Sportsman’s Warehouse Holdings, Inc.*	559,300
26,000	Stage Stores, Inc.	595,920
49,000	Stein Mart, Inc.	610,050
		5,213,910
Telecommunications: 1.6%
45,000	Internap Corp.*	460,350

Transportation & Warehousing: 0.6%
30,000	Diana Shipping, Inc.*	183,600

Transportation Equipment: 3.0%
25,000	Trinity Industries, Inc.	887,750
TOTAL COMMON STOCKS
(Cost $22,335,960)		25,316,116

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Continued)

Shares		Value

PARTNERSHIPS & TRUSTS: 3.9%

Real Estate Investment Trusts: 3.9%
40,000	FelCor Lodging Trust, Inc.	$459,600
10,000	The GEO Group, Inc.	437,400
4,000	Ryman Hospitality Properties, Inc.	243,640
		1,140,640
TOTAL PARTNERSHIPS & TRUSTS
(Cost $955,572) 1,140,640

SHORT-TERM INVESTMENTS: 14.5%

Money Market Funds: 14.5%
1,007,975	Fidelity Money Market Portfolio -
	Select Class, 0.05%2	1,007,975
3,240,080	Invesco Short-Term Portfolio -
	Institutional Class, 0.04%2	3,240,080
		4,248,055
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,248,055) 4,248,055
TOTAL INVESTMENTS IN SECURITIES: 105.1%
(Cost $27,539,587)		30,704,811
Liabilities in Excess of Other Assets: (5.1)%		(1,487,177)
TOTAL NET ASSETS: 100.0%		$29,217,634

*	Non-income producing security.
ADR - American Depositary Receipt
1	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
2	Seven-day yield as of March 31, 2015.

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2015

Shares		Value

COMMON STOCKS: 87.9%

Aerospace & Defense: 2.5%
7,000	Spirit AeroSystems Holdings, Inc.*	$365,470

Air Transportation: 3.7%
8,000	Alaska Air Group, Inc.	529,440

Apparel Manufacturing: 1.6%
2,000	G-III Apparel Group Ltd.*	225,300

Basic Materials Manufacturing: 6.1%
12,000	Commercial Metals Co.	194,280
4,000	Eagle Materials, Inc.	334,240
4,500	Packaging Corp. of America	351,855
		880,375
Broadcasting: 1.1%
5,000	Sinclair Broadcast
	Group, Inc. - Class A	157,050

Building Materials: 4.4%
7,000	Owens Corning	303,800
15,000	Summit Materials, Inc.*	332,250
		636,050
Computer & Electronic Products: 7.2%
5,000	Arrow Electronics, Inc.*	305,750
7,500	Skyworks Solutions, Inc.	737,175
		1,042,925
Construction: 3.0%
15,000	DR Horton, Inc.	427,200

Depository Credit Intermediation: 2.9%
6,000	Cullen/Frost Bankers, Inc.	414,480

Electrical Equipment: 1.6%
4,000	Greatbatch, Inc.*	231,400

Food & Beverage Manufacturing: 3.8%
6,000	Cal-Maine Foods, Inc.	234,360
14,000	Pilgrim’s Pride Corp.	316,260
		550,620
Food Services: 2.6%
6,000	Brinker International, Inc.	369,360

Funeral Services: 2.1%
13,000	Carriage Services, Inc.	310,310

General Manufacturing: 5.3%
3,000	Curtiss-Wright Corp.	221,820
4,000	Flowserve Corp.	225,960
6,000	Jarden Corp.*	317,400
		765,180
Household Goods: 2.2%
3,500	Spectrum Brands Holdings, Inc.	313,460

Insurance: 2.4%
5,000	Centene Corp.*	353,450

Mining, Oil & Gas Extraction: 4.5%
45,000	Callon Petroleum Co.*	336,150
4,000	Diamondback Energy, Inc.*	307,360
		643,510
Nursing & Residential Care Facilities: 2.7%
10,000	Envision Healthcare Holdings, Inc.*	383,500

Petroleum Products: 1.9%
7,000	HollyFrontier Corp.	281,890

Pharmaceuticals: 0.6%
5,000	Flamel Technologies SA - ADR*	89,900

Rental & Leasing: 2.5%
4,000	United Rentals, Inc.*	364,640

Retail Trade: 13.5%
3,000	Casey’s General Stores, Inc.	270,300
5,000	Foot Locker, Inc.	315,000
2,500	O’Reilly Automotive, Inc.*	540,600
11,000	Stein Mart, Inc.	136,950
8,000	Tractor Supply Co.	680,480
		1,943,330
Transportation & Warehousing: 2.3%
4,500	Kirby Corp.*	337,725
Transportation Equipment: 7.4%
600	AMERCO	198,240
11,000	Trinity Industries, Inc.	390,610
5,000	Wabtec Corp.	475,050
		1,063,900
TOTAL COMMON STOCKS
(Cost $11,345,755)		12,680,465

PARTNERSHIPS & TRUSTS: 2.5%

Land Ownership & Leasing: 2.5%
2,500	Texas Pacific Land Trust1	362,125
TOTAL PARTNERSHIPS & TRUSTS
(Cost $279,632)		362,125

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2015 (Continued)

Shares		Value

SHORT-TERM INVESTMENTS: 11.1%

Money Market Funds: 11.1%
518,822	Fidelity Money Market Portfolio -
	Select Class, 0.05%2	$518,822
1,076,781	Invesco Short-Term Portfolio -
	Institutional Class, 0.04%2	1,076,781
		1,595,603
TOTAL SHORT-TERM INVESTMENTS
(Cost $1,595,603)		1,595,603
TOTAL INVESTMENTS IN SECURITIES: 101.5%
(Cost $13,220,990)		14,638,193
Liabilities in Excess of Other Assets: (1.5)%		(217,455)
TOTAL NET ASSETS: 100.0%		$14,420,738

*	Non-income producing security.
ADR - American Depositary Receipt
1	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
2	Seven-day yield as of March 31, 2015.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

SCHEDULE OF INVESTMENTS at March 31, 2015

Shares		Value

COMMON STOCKS: 91.9%

Basic Materials Manufacturing: 6.8%
60,000	Builders FirstSource, Inc.*	$400,200
9,000	United States Steel Corp.	219,600
		619,800
Broadcasting: 6.3%
150,000	Sirius XM Holdings, Inc.*	573,000

Computer & Electronic Products: 5.0%
238,259	Intrusion, Inc.*,2	452,692

Finance & Insurance: 3.5%
100,000	U.S. Global Investors, Inc.	319,500

Food & Beverage Manufacturing: 7.7%
8,240	Tootsie Roll Industries, Inc.	279,501
11,000	Tyson Foods, Inc.	421,300
		700,801
Food Services: 6.8%
115,000	Luby’s, Inc.*,1	596,850
72,219	U-Swirl, Inc.*	24,569
		621,419
Freight Transportation: 4.9%
25,000	YRC Worldwide, Inc.*	449,000

Internet Services: 5.4%
45,000	PFSweb, Inc.*	494,550

Manufacturing: 5.0%
50,000	The Dixie Group, Inc.*,1	452,500

Mining, Oil & Gas Extraction: 8.0%
82,500	Cliffs Natural Resources, Inc.	396,825
4,000	Ensco PLC	84,280
90,000	Hercules Offshore, Inc.*	37,728
9,000	Southwestern Energy Co.*	208,710
		727,543
Publishing Industries: 9.9%
110,100	A.H. Belo Corp. - Class A1	906,123

Retail Trade: 15.6%
5,000	Ann, Inc.*	205,150
55,000	J.C. Penney Co., Inc.*	462,550
6,300	Kate Spade & Co.*	210,357
2,000	PriceSmart, Inc.	169,960
30,000	Stein Mart, Inc.	373,500
		1,421,517
Wholesale Trade: 7.0%
50,000	Xerox Corp.	642,500

TOTAL COMMON STOCKS
(Cost $8,443,672)		8,380,945

PARTNERSHIPS & TRUSTS: 6.3%

Real Estate Investment Trusts: 6.3%
50,000	FelCor Lodging Trust, Inc.	574,500
TOTAL PARTNERSHIPS & TRUSTS
(Cost $301,390)		574,500

SHORT-TERM INVESTMENTS: 2.1%

Money Market Fund: 2.1%
195,926	Fidelity Money Market Portfolio -
	Select Class, 0.05%3	195,926
TOTAL SHORT-TERM INVESTMENTS
(Cost $195,926)		195,926
TOTAL INVESTMENTS IN SECURITIES: 100.3%
(Cost $8,940,988)		9,151,371
Liabilities in Excess of Other Assets: (0.3)%		(31,640)
TOTAL NET ASSETS: 100.0%		$9,119,731
*	Non-income producing security.
1	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
2	A portion of this security is considered illiquid. As of March 31, 2015, the total market value of the investments considered illiquid was $256,090 or 2.8% of total net assets.
3	Seven-day yield as of March 31, 2015.

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip 25 Fund

SCHEDULE OF INVESTMENTS at March 31, 2015

Shares		Value

COMMON STOCKS: 93.3%

Aerospace & Defense: 8.9%
5,000	The Boeing Co.	$750,400
2,500	Lockheed Martin Corp.	507,400
		1,257,800
Air Transportation: 8.5%
10,000	American Airlines Group, Inc.	527,800
10,000	United Continental Holdings, Inc.*	672,500
		1,200,300
Apparel Manufacturing: 7.9%
5,000	NIKE, Inc.	501,650
7,500	Under Armour, Inc.*	605,625
		1,107,275
Computer & Electronic Products: 8.5%
5,000	Apple, Inc.	622,150
10,000	Texas Instruments, Inc.	571,850
		1,194,000
Conglomerates: 3.0%
17,000	General Electric Co.	421,770

Entertainment: 4.5%
6,000	The Walt Disney Co.	629,340

Food Services: 3.4%
5,000	Starbucks Corp.	473,500

Grocery Stores: 5.4%
10,000	The Kroger Co.	766,600

Internet Services: 1.2%
2,000	Facebook, Inc.*	164,430

Mining, Oil & Gas Extraction: 7.0%
10,000	Continental Resources, Inc.*	436,700
8,000	Helmerich & Payne, Inc.	544,560
		981,260
Motor Vehicle Manufacturing: 7.4%
13,000	General Motors Co.	487,500
4,000	Toyota Motor Corp. - ADR	559,560
		1,047,060
Non-Depository Credit Intermediation: 3.7%
8,000	Visa, Inc.	523,280

Pharmaceuticals: 7.6%
5,000	AmerisourceBergen Corp.	568,350
5,000	Johnson & Johnson	503,000
		1,071,350
Retail Trade: 11.3%
4,500	Costco Wholesale Corp.	681,728
8,000	The Home Depot, Inc.	908,880
		1,590,608
Transportation Equipment: 5.0%
20,000	Trinity Industries, Inc.	710,200
TOTAL COMMON STOCKS
(Cost $10,888,145)		13,138,773

PARTNERSHIPS & TRUSTS: 5.1%

Land Ownership & Leasing: 5.1%
5,000	Texas Pacific Land Trust1	724,250
TOTAL PARTNERSHIPS & TRUSTS
(Cost $224,305)		724,250

SHORT-TERM INVESTMENTS: 2.0%
Money Market Fund: 2.0%
284,434	Fidelity Money Market Portfolio -
	Select Class, 0.05%2	284,434
TOTAL SHORT-TERM INVESTMENTS
(Cost $284,434)		284,434
TOTAL INVESTMENTS IN SECURITIES: 100.4%
(Cost $11,396,884)		14,147,457
Liabilities in Excess of Other Assets: (0.4)%		(56,647)
TOTAL NET ASSETS: 100.0%		$14,090,810

*	Non-income producing security.
ADR - American Depositary Receipt
1	Affiliated company as defined by the Investment Company Act of 1940 (See Note 6).
2	Seven-day yield as of March 31, 2015.

The accompanying notes are an integral part of these financial statements.

Hodges Equity Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2015

Shares		Value

COMMON STOCKS: 92.3%

Aerospace & Defense: 13.2%
9,000	The Boeing Co.	$1,350,720
6,000	Lockheed Martin Corp.	1,217,760
		2,568,480
Basic Materials Manufacturing: 2.1%
7,500	International Paper Co.	416,175

Computer & Electronic Products: 9.7%
5,000	Apple, Inc.	622,150
10,000	Intel Corp.	312,700
40,000	Taiwan Semiconductor
	Manufacturing Co. Ltd. - ADR	939,200
		1,874,050
Conglomerates: 2.6%
20,000	General Electric Co.	496,200

Consumer, Non-Durable: 3.8%
9,000	Procter & Gamble Co.	737,460

Depository Credit Intermediation: 2.1%
6,000	Cullen/Frost Bankers, Inc.	414,480

Food & Beverage Products: 2.5%
5,000	PepsiCo, Inc.	478,100

Food Services: 6.2%
6,000	Cracker Barrel Old
	Country Store, Inc.	912,840
3,000	Starbucks Corp.	284,100
		1,196,940
Insurance: 2.7%
5,000	Aetna, Inc.	532,650

Mining, Oil & Gas Extraction: 7.5%
5,000	ConocoPhillips	311,300
7,000	Helmerich & Payne, Inc.	476,490
7,000	Targa Resources Corp.	670,530
		1,458,320
Motor Vehicle Manufacturing: 3.5%
18,000	General Motors Co.	675,000

Movie Production & Theaters: 3.9%
17,000	Cinemark Holdings, Inc.	766,190

Non-Depository Credit Intermediation: 2.4%
6,000	American Express Co.	468,720

Petroleum Products: 3.1%
7,000	Exxon Mobil Corp.	595,000

Pharmaceuticals: 7.2%
10,000	AbbVie, Inc.	585,400
8,000	Johnson & Johnson	804,800
		1,390,200
Rail Transportation: 2.8%
5,000	Union Pacific Corp.	541,550

Retail Trade: 8.0%
10,000	The Home Depot, Inc.	1,136,100
5,000	Wal-Mart Stores, Inc.	411,250
		1,547,350
Software Publishers: 2.7%
13,000	Microsoft Corp.	528,515
Telecommunications: 6.3%
15,000	AT&T, Inc.	489,750
15,000	Verizon Communications, Inc.	729,450
		1,219,200
TOTAL COMMON STOCKS
(Cost $13,536,546)		17,904,580

PARTNERSHIPS & TRUSTS: 7.2%

Real Estate Investment Trusts: 7.2%
10,000	Corrections Corporation of America	402,600
3,000	Crown Castle International Corp.	247,620
17,005	The GEO Group, Inc.	743,799
		1,394,019
TOTAL PARTNERSHIPS & TRUSTS
(Cost $1,111,080)		1,394,019

SHORT-TERM INVESTMENTS: 0.3%

Money Market Fund: 0.3%
56,109	Fidelity Money Market Portfolio -
	Select Class, 0.05%1	56,109
TOTAL SHORT-TERM INVESTMENTS
(Cost $56,109)		56,109
TOTAL INVESTMENTS IN SECURITIES: 99.8%
(Cost $14,703,735)		19,354,708
Other Assets in Excess of Liabilities: 0.2%		40,848
TOTAL NET ASSETS: 100.0%		$19,395,556

ADR - American Depositary Receipt
1	Seven-day yield as of March 31, 2015.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2015

			Hodges Small	Hodges
		Hodges Small	Intrinsic	Small-Mid
	Hodges Fund	Cap Fund	Value Fund	Cap Fund

ASSETS
Investments in unaffiliated securities, at value
(Cost $254,051,964, $1,619,243,940, $25,769,875
and $12,941,358, respectively) (Note 2)	$273,664,897	$1,960,221,335	$28,488,001	$14,276,068
Investments in securities of affiliated issuers, at value
(Cost $43,538,110, $76,127,881, $1,769,712
and $279,632, respectively) (Note 6)	69,040,060	98,300,805	2,216,810	362,125
Total investments, at value (Cost $297,590,074,
$1,695,371,821, $27,539,587 and $13,220,990, respectively)	342,704,957	2,058,522,140	30,704,811	14,638,193
Receivables:
Investment securities sold	4,308,538	19,916,284	42,739	381,946
Fund shares sold	918,457	6,961,147	357,471	21,828
Dividends and interest	100,769	703,120	11,339	5,298
Prepaid expenses	59,232	186,925	34,943	26,928
Total assets	348,091,953	2,086,289,616	31,151,303	15,074,193

LIABILITIES
Payables:
Investment securities purchased	5,781,999	9,468,906	1,716,303	606,436
Written options, at value
(proceeds $–, $184,563, $– and $–, respectively)	—	71,250	—	—
Fund shares redeemed	520,856	1,433,736	154,386	—
Investment advisory fees, net	246,517	1,457,271	9,907	3,775
Administrative fees	22,558	137,834	375	287
Custody fees	4,000	14,624	1,287	989
Distribution fees	212,322	895,820	13,739	7,133
Fund accounting fees	8,283	37,955	899	625
Transfer agent fees	48,660	189,728	4,504	3,808
Chief Compliance Officer fees	1,167	1,167	1,167	1,167
Trustee fees	2,687	7,134	1,570	1,543
Other accrued expenses	45,959	166,960	29,532	27,692
Total liabilities	6,895,008	13,882,385	1,933,669	653,455
NET ASSETS	$341,196,945	$2,072,407,231	$29,217,634	$14,420,738

COMPONENTS OF NET ASSETS
Paid-in capital	$339,434,525	$1,703,306,540	$25,327,258	$13,312,672
Undistributed net investment income	2,396,988	21,634	122,237	78,682
Undistributed (accumulated) net realized
gain (loss) on investments and options	(45,749,451)	5,815,425	602,915	(387,819)
Net unrealized appreciation on investments and options	45,114,883	363,150,319	3,165,224	1,417,203
Net unrealized appreciation on options written	—	113,313	—	—
Net assets	$341,196,945	$2,072,407,231	$29,217,634	$14,420,738

COMPUTATION OF NET ASSET VALUE
Net Asset Value (unlimited shares authorized)
Retail Shares:
Net assets	$331,552,760	$1,625,652,848	$29,217,634	$14,420,738
Shares of beneficial interest issued and outstanding	8,505,878	79,560,790	2,354,007	1,254,922
Net asset value, offering and redemption price per share	$38.98	$20.43	$12.41	$11.49

Net Asset Value (unlimited shares authorized)
Institutional Shares:
Net assets	$9,644,185	$446,754,383
Shares of beneficial interest issued and outstanding	243,864	21,347,350
Net asset value, offering and redemption price per share	$39.55	$20.93

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2015 (Continued)

	Hodges Pure	Hodges Blue	Hodges Equity
	Contrarian Fund	Chip 25 Fund	Income Fund

ASSETS
Investments in unaffiliated securities, at value
(Cost $7,065,148, $11,172,579 and $14,703,735, respectively) (Note 2)	$7,195,898	$13,423,207	$19,354,708
Investments in securities of affiliated issuers, at value
(Cost $1,875,840, $224,305 and $—, respectively) (Note 6)	1,955,473	724,250	—
Total investments, at value
(Cost $8,940,988, $11,396,884 and $14,703,735, respectively)	9,151,371	14,147,457	19,354,708
Receivables:
Investment securities sold	651,447	134,520	435,214
Fund shares sold	1,017	317	460
Dividends and interest	6,471	5,315	14,014
Prepaid expenses	16,685	18,976	17,052
Total assets	9,826,991	14,306,585	19,821,448

LIABILITIES
Payables:
Investment securities purchased	664,772	166,772	326,755
Distribution to shareholders	—	—	8,594
Fund shares redeemed	—	—	30,383
Investment advisory fees, net	1,333	3,805	8,982
Administrative fees	593	1,575	2,080
Custody fees	928	864	885
Distribution fees	5,894	8,304	11,973
Fund accounting fees	539	533	716
Transfer agent fees	3,333	3,544	3,964
Chief Compliance Officer fees	1,167	1,167	1,167
Trustee fees	1,544	1,554	1,570
Other accrued expenses	27,157	27,657	28,823
Total liabilities	707,260	215,775	425,892
NET ASSETS	$9,119,731	$14,090,810	$19,395,556

COMPONENTS OF NET ASSETS
Paid-in capital	$8,833,058	$11,236,927	$14,477,460
Undistributed net investment income	140,190	—	—
Undistributed (accumulated) net realized gain (loss) on investments	(63,900)	103,310	267,123
Net unrealized appreciation on investments	210,383	2,750,573	4,650,973
Net assets	$9,119,731	$14,090,810	$19,395,556

COMPUTATION OF NET ASSET VALUE
Net Asset Value (unlimited shares authorized)
Retail Shares:
Net assets	$9,119,731	$14,090,810	$19,395,556
Shares of beneficial interest issued and outstanding	724,600	905,439	1,290,047
Net asset value, offering and redemption price per share	$12.59	$15.56	$15.03

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2015

			Hodges Small	Hodges
		Hodges Small	Intrinsic	Small-Mid
	Hodges Fund	Cap Fund	Value Fund	Cap Fund

INVESTMENT INCOME
Income
Dividends from unaffiliated investments (net of $59,840,
$—, $— and $— foreign withholding tax, respectively)	$4,035,027	$14,549,764	$307,838	$220,452
Dividends from affiliated investments (Note 6)	4,610,483	480,441	12,727	3,925
Interest	953	45,808	657	261
Total investment income	8,646,463	15,076,013	321,222	224,638

EXPENSES (Note 3)
Investment advisory fees	3,797,486	13,683,031	130,648	84,978
Distribution fees - Retail Shares	1,087,790	3,360,775	38,426	24,994
Transfer agent fees - Retail Shares	487,508	1,611,873	32,350	23,535
Transfer agent fees - Institutional Shares	3,872	121,353	—	—
Administration fees	128,951	478,269	3,518	2,528
Reports to shareholders	63,070	293,450	3,989	5,070
Fund accounting fees	57,029	191,661	3,859	2,915
Registration fees	55,340	256,449	30,475	24,704
Custody fees	45,903	76,763	8,323	5,693
Interest expense	32,238	—	—	—
Audit fees	28,072	23,811	25,658	25,658
Miscellaneous expenses	18,690	57,424	4,784	4,726
Trustee fees	11,055	26,125	5,685	5,620
Chief Compliance Officer fees	6,994	6,858	6,949	6,949
Legal fees	3,171	3,184	4,213	4,230
Insurance expense	2,713	3,083	2,579	2,579
Total expenses	5,829,882	20,194,109	301,456	224,179
Less: fees waived	—	—	(103,178)	(84,215)
Net expenses	5,829,882	20,194,109	198,278	139,964
Net investment income (loss)	2,816,581	(5,118,096)	122,944	84,674

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS, AND OPTIONS WRITTEN
Net realized gain (loss) on unaffiliated investments and options	19,523,713	15,193,909	814,419	(404,294)
Net realized gain (loss) on affiliated investments (Note 6)	4,697,840	(8,979,344)	(247,511)	16,475
Net realized gain on written options	—	137,781	—	—
Change in net unrealized appreciation (depreciation)
on investments and options	(17,356,649)	138,042,140	3,085,249	1,150,160
Change in unrealized appreciation on options written	—	113,313	—	—
Net realized and unrealized gain	6,864,904	144,507,799	3,652,157	762,341
Net increase in net assets resulting from operations	$9,681,485	$139,389,703	$3,775,101	$847,015

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2015 (Continued)

	Hodges Pure	Hodges Blue	Hodges Equity
	Contrarian Fund	Chip 25 Fund	Income Fund

INVESTMENT INCOME
Income
Dividends from unaffiliated investments
(net of $1,853, $1,219 and $4,422 foreign withholding tax, respectively)	$266,277	$231,635	$663,416
Dividends from affiliated investments (Note 6)	423,400	1,450	—
Interest	49	177	32
Total investment income	689,726	233,262	663,448

EXPENSES (Note 3)
Investment advisory fees	93,812	90,746	127,376
Distribution fees	27,592	34,902	48,991
Audit fees	23,760	23,866	23,761
Transfer agent fees	21,017	22,745	28,399
Registration fees	18,349	20,373	19,355
Chief Compliance Officer fees	6,319	6,216	6,365
Trustee fees	5,730	5,795	5,831
Custody fees	5,632	5,309	5,301
Reports to shareholders	4,783	5,244	5,201
Legal fees	3,538	3,192	3,267
Fund accounting fees	3,069	2,995	3,983
Administration fees	3,061	4,531	5,233
Miscellaneous expenses	2,720	2,560	2,731
Insurance expense	2,485	2,023	2,484
Interest expense	303	6	—
Total expenses	222,170	230,503	288,278
Less: fees waived	(67,656)	(49,011)	(33,526)
Net expenses	154,514	181,492	254,752
Net investment income	535,212	51,770	408,696

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on unaffiliated investments	(46,904)	285,372	269,961
Net realized gain on affiliated investments (Note 6)	292,376	107,913	—
Change in net unrealized appreciation (depreciation) on investments	(1,801,618)	591,524	1,209,723
Net realized and unrealized gain (loss)	(1,556,146)	984,809	1,479,684
Net increase (decrease) in net assets resulting from operations	$(1,020,934)	$1,036,579	$1,888,380

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$2,816,581	$(1,181,565)
Net realized gain on unaffiliated investments and options	19,523,713	47,186,632
Net realized gain on affiliated investments (Note 6)	4,697,840	5,308,533
Change in net unrealized appreciation (depreciation) on investments and options	(17,356,649)	36,581,824
Net increase in net assets resulting from operations	9,681,485	87,895,424

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Retail Shares	—	(316,214)
Institutional Shares	—	(6,310)
Total distributions to shareholders	—	(322,524)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from
net change in outstanding shares - Retail Shares(1)	(87,949,978)	181,374,588
Net increase in net assets derived from
net change in outstanding shares - Institutional Shares(1)	2,628,958	5,880,637
Total increase (decrease) in net assets from capital share transactions	(85,321,020)	187,255,225
Total increase (decrease) in net assets	(75,639,535)	274,828,125

NET ASSETS
Beginning of year	416,836,480	142,008,355
End of year	$341,196,945	$416,836,480
Undistributed (accumulated) net investment income (loss)	$2,396,988	$(406,993)

(1)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2015		March 31, 2014
	Shares	Value	Shares	Value
Retail Shares
Shares sold	6,476,119	$250,144,516	7,708,169	$251,059,327
Shares issued in reinvestment of distributions	—	—	8,799	305,866
Shares redeemed(2)	(8,864,855)	(338,094,494)	(2,133,431)	(69,990,605)
Net increase (decrease)	(2,388,736)	$(87,949,978)	5,583,537	$181,374,588

(2)	Net of redemption fees of $50,588 and $103,084, respectively.

Institutional Shares
Shares sold	697,083	$26,989,918	171,607	$5,874,327
Shares issued in reinvestment of distributions	—	—	180	6,310
Shares redeemed(3)	(628,746)	(24,360,960)	—	—
Net increase	68,337	$2,628,958	171,787	$5,880,637

(3)	Net of redemption fees of $19,686 and $–, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(5,118,096)	$(4,425,308)
Net realized gain on unaffiliated investments and options	15,193,909	40,566,095
Net realized gain (loss) on affiliated investments (Note 6)	(8,979,344)	2,882,019
Net realized gain on written options	137,781	73,169
Change in net unrealized appreciation on investments and options	138,042,140	146,960,722
Change in net unrealized appreciation on options written	113,313	—
Net increase in net assets resulting from operations	139,389,703	186,056,697

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain
Retail Shares	(18,897,258)	(21,833,546)
Institutional Shares	(4,084,877)	(2,472,913)
Total distributions to shareholders	(22,982,135)	(24,306,459)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares - Retail Shares(1)	542,144,182	424,433,175
Net increase in net assets derived from
net change in outstanding shares - Institutional Shares(1)	285,193,348	79,576,096
Total increase in net assets from capital share transactions	827,337,530	504,009,271
Total increase in net assets	943,745,098	665,759,509

NET ASSETS
Beginning of year	1,128,662,133	462,902,624
End of year	$2,072,407,231	$1,128,662,133
Undistributed net investment income	$21,634	$—

(1)	Summary of capital share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2015		March 31, 2014
		Shares	Value	Shares	Value
	Retail Shares
	Shares sold	50,865,251	$993,857,400	31,625,889	$551,801,533
	Shares issued in reinvestment of distributions	949,887	17,952,858	1,178,112	21,064,645
	Shares redeemed(2)	(24,367,382)	(469,666,076)	(8,586,908)	(148,433,003)
	Net increase	27,447,756	$542,144,182	24,217,093	$424,433,175

(2)	Net of redemption fees of $94,645 and $32,906, respectively.
	Institutional Shares
	Shares sold	17,868,322	$356,213,999	4,893,077	$87,230,589
	Shares issued in reinvestment of distributions	208,588	4,034,088	135,312	2,466,745
	Shares redeemed(3)	(3,793,634)	(75,054,739)	(560,754)	(10,121,238)
	Net increase	14,283,276	$285,193,348	4,467,635	$79,576,096

(3)	Net of redemption fees of $14,192 and $2,073, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	March 31, 2015	March 31, 2014*

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$122,944	$(1,295)
Net realized gain on unaffiliated investments and options	814,419	15,764
Net realized gain (loss) on affiliated investments (Note 6)	(247,511)	2,271
Change in net unrealized appreciation on investments and options	3,085,249	79,975
Net increase in net assets resulting from operations	3,775,101	96,715

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—
From net realized gain	(16,753)	—
Total distributions to shareholders	(16,753)	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares(1)	23,185,416	2,177,155
Total increase in net assets	26,943,764	2,273,870

NET ASSETS
Beginning of year/period	2,273,870	—
End of year/period	$29,217,634	$2,273,870
Undistributed net investment income	$122,237	$—

(1)	Summary of capital share transactions is as follows:
		Year Ended		Period Ended
		March 31, 2015		March 31, 2014*
		Shares	Value	Shares	Value
	Shares sold	2,410,734	$26,205,832	219,087	$2,177,155
	Shares issued in reinvestment of distributions	1,520	16,491	—	—
	Shares redeemed(2)	(277,334)	(3,036,907)	—	—
	Net increase	2,134,920	$23,185,416	219,087	$2,177,155

(2)	Net of redemption fees of $1,718 and $–, respectively.

*	Fund commenced operations on December 26, 2013.

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	March 31, 2015	March 31, 2014*

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$84,674	$(7,377)
Net realized gain (loss) on unaffiliated investments	(404,294)	1,385
Net realized gain on affiliated investments (Note 6)	16,475	—
Change in net unrealized appreciation on investments	1,150,160	267,043
Net increase in net assets resulting from operations	847,015	261,051

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—
From net realized gain	—	—
Total distributions to shareholders	—	—

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares(1)	8,302,378	5,010,294
Total increase in net assets	9,149,393	5,271,345

NET ASSETS
Beginning of year/period	5,271,345	—
End of year/period	$14,420,738	$5,271,345
Undistributed (Accumulated) net investment income (loss)	$78,682	$(5,992)

(1)	Summary of capital share transactions is as follows:
		Year Ended		Period Ended
		March 31, 2015		March 31, 2014*
		Shares	Value	Shares	Value
	Shares sold	1,081,437	$11,776,754	497,515	$5,010,294
	Shares issued in reinvestment of distributions	—	—	—	—
	Shares redeemed(2)	(324,030)	(3,474,376)	—	—
	Net increase	757,407	$8,302,378	497,515	$5,010,294

(2)	Net of redemption fees of $118 and $– , respectively.

*	Fund commenced operations on December 26, 2013.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$535,212	$12,534
Net realized gain (loss) on unaffiliated investments	(46,904)	905,450
Net realized gain on affiliated investments (Note 6)	292,376	—
Change in net unrealized appreciation (depreciation) on investments	(1,801,618)	1,618,939
Net increase (decrease) in net assets resulting from operations	(1,020,934)	2,536,923

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(395,022)	—
From net realized gain	(793,892)	(1,316,821)
Total distributions to shareholders	(1,188,914)	(1,316,821)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares(1)	(1,052,699)	2,802,894
Total increase (decrease) in net assets	(3,262,547)	4,022,996

NET ASSETS
Beginning of year	12,382,278	8,359,282
End of year	$9,119,731	$12,382,278
Undistributed net investment income	$140,190	$—
(1)	Summary of capital share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2015		March 31, 2014
		Shares	Value	Shares	Value
	Shares sold	66,432	$955,942	226,084	$3,593,662
	Shares issued in reinvestment of distributions	88,214	1,180,711	84,569	1,278,677
	Shares redeemed(2)	(227,385)	(3,189,352)	(133,791)	(2,069,445)
	Net increase (decrease)	(72,739)	$(1,052,699)	176,862	$2,802,894

(2)	Net of redemption fees of $54 and $1,680, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip 25 Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$51,770	$25,240
Net realized gain on unaffiliated investments	285,372	805,654
Net realized gain on affiliated investments (Note 6)	107,913	62,341
Change in net unrealized appreciation on investments	591,524	1,273,186
Net increase in net assets resulting from operations	1,036,579	2,166,421

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(29,233)	(14,745)
From net realized gain	(673,691)	(1,073,959)
Total distributions to shareholders	(702,924)	(1,088,704)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares(1)	2,531,153	3,515,023
Total increase in net assets	2,864,808	4,592,740

NET ASSETS
Beginning of year	11,226,002	6,633,262
End of year	$14,090,810	$11,226,002
Undistributed net investment income	$—	$9,210

(1)	Summary of capital share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2015		March 31, 2014
		Shares	Value	Shares	Value
	Shares sold	461,692	$7,223,179	226,729	$3,372,337
	Shares issued in reinvestment of distributions	47,553	685,239	72,121	1,033,491
	Shares redeemed(2)	(348,311)	(5,377,265)	(60,808)	(890,805)
	Net increase	160,934	$2,531,153	238,042	$3,515,023

(2)	Net of redemption fees of $394 and $62, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$408,696	$525,315
Net realized gain on unaffiliated investments	269,961	984,716
Change in net unrealized appreciation on investments	1,209,723	126,009
Net increase in net assets resulting from operations	1,888,380	1,636,040

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(411,335)	(533,105)
From net realized gain	(555,102)	(683,393)
Total distributions to shareholders	(966,437)	(1,216,498)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares(1)	(437,133)	954,143
Total increase in net assets	484,810	1,373,685

NET ASSETS
Beginning of year	18,910,746	17,537,061
End of year	$19,395,556	$18,910,746

(1)	Summary of capital share transactions is as follows:
		Year Ended		Year Ended
		March 31, 2015		March 31, 2014
		Shares	Value	Shares	Value
	Shares sold	107,363	$1,598,432	318,305	$4,570,074
	Shares issued in reinvestment of distributions	56,311	831,347	73,139	1,051,969
	Shares redeemed(2)	(191,898)	(2,866,912)	(324,567)	(4,667,900)
	Net increase (decrease)	(28,224)	$(437,133)	66,877	$954,143

(2)	Net of redemption fees of $102 and $1,338, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2015	2014	2013	2012	2011
Retail Shares
Net asset value, beginning of year	$37.65	$26.72	$21.64	$23.51	$19.97

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	0.24	(0.14)	0.06	(0.10)	(0.12)
Net realized and unrealized
gain (loss) on investments	1.09	11.09	5.02	(1.77)	3.66
Total from investment operations	1.33	10.95	5.08	(1.87)	3.54

LESS DISTRIBUTIONS:
From net investment income	—	(0.03)	—	—	—
Total distributions	—	(0.03)	—	—	—
Paid-in capital from redemption fees (Note 2)	0.00 **	0.01	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$38.98	$37.65	$26.72	$21.64	$23.51
Total return	3.53%	41.04%	23.48%	(7.95)%	17.73%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$331.6	$410.2	$141.9	$147.7	$307.1
Portfolio turnover rate	89%	105%	60%	51%	64%

RATIOS:
Ratio of expenses to average net assets	1.31%	1.34%	1.43%	1.49%	1.40%
Ratio of net investment income (loss) to average net assets	0.63%	(0.43)%	0.28%	(0.45)%	(0.57)%

*	Calculated using the average shares outstanding method.
**	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2015	2014	2013	2012	2011
Institutional Shares
Net asset value, beginning of year	$38.03	$26.95	$21.81	$23.63	$20.01

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	0.22	(0.06)	0.20	(0.02)	0.05
Net realized and unrealized
gain (loss) on investments	1.23	11.21	4.94	(1.80)	3.57
Total from investment operations	1.45	11.15	5.14	(1.82)	3.62

LESS DISTRIBUTIONS:
From net investment income	—	(0.07)	—	—	—
Total distributions	—	(0.07)	—	—	—
Paid-in capital from redemption fees (Note 2)	0.07	—	—	—	—
Net asset value, end of year	$39.55	$38.03	$26.95	$21.81	$23.63
Total return	4.00%	41.38%	23.57%	(7.70)%	18.09%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$9.6	$6.7	$0.1	$1.1	$1.2
Portfolio turnover rate	89%	105%	60%	51%	64%

RATIOS:
Ratio of expenses to average net assets	0.98%	1.01%	1.14%	1.18%	1.04%
Ratio of net investment income (loss) to average net assets	0.55%	(0.17)%	0.95%	(0.09)%	0.27%

*	Calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2015	2014	2013	2012	2011
Retail Shares
Net asset value, beginning of year	$19.03	$15.16	$12.95	$12.58	$9.37

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	(0.07)	(0.11)	0.02	(0.11)	(0.09)
Net realized and unrealized
gain on investments	1.72	4.50	2.55	1.14	3.50
Total from investment operations	1.65	4.39	2.57	1.03	3.41

LESS DISTRIBUTIONS:
From net investment income	—	—	(0.03)	—	—
From net realized gain	(0.25)	(0.52)	(0.33)	(0.66)	(0.20)
Total distributions	(0.25)	(0.52)	(0.36)	(0.66)	(0.20)
Paid-in capital from redemption fees (Note 2)	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$20.43	$19.03	$15.16	$12.95	$12.58
Total return	8.78%	29.19%	20.40%	8.90%	36.76%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$1,625.7	$991.5	$422.9	$128.6	$67.8
Portfolio turnover rate	37%	58%	69%	88%	109%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	1.31%	1.33%	1.38%	1.47%	1.56%
After fees recouped and expenses absorbed	1.31%	1.35%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	(0.38)%	(0.60)%	0.20%	(0.97)%	(0.98)%
After fees recouped and expenses absorbed	(0.38)%	(0.62)%	0.18%	(0.90)%	(0.82)%

*	Calculated using the average shares outstanding method.
**	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2015	2014	2013	2012	2011
Institutional Shares
Net asset value, beginning of year	$19.42	$15.41	$13.12	$12.70	$9.38

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	0.00 **	(0.05)	0.05	(0.08)	(0.04)
Net realized and unrealized
gain on investments	1.76	4.58	2.60	1.16	3.56
Total from investment operations	1.76	4.53	2.65	1.08	3.52

LESS DISTRIBUTIONS:
From investment income	—	—	(0.03)	—	—
From net realized gain	(0.25)	(0.52)	(0.33)	(0.66)	(0.20)
Total distributions	(0.25)	(0.52)	(0.36)	(0.66)	(0.20)
Paid-in capital from redemption fees (Note 2)	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$20.93	$19.42	$15.41	$13.12	$12.70
Total return	9.17%	29.62%	20.79%	9.22%	37.90%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$446.8	$137.2	$40.0	$19.1	$2.6
Portfolio turnover rate	37%	58%	69%	88%	109%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	0.99%	1.00%	1.04%	1.15%	1.30%
After fees recouped and expenses absorbed	0.99%	1.02%	1.07%	1.15%	1.15%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees recouped and expenses absorbed	0.01%	(0.27)%	0.41%	(0.64)%	(0.54)%
After fees recouped and expenses absorbed	0.01%	(0.29)%	0.38%	(0.64)%	(0.39)%

*	Calculated using the average shares outstanding method.
**	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Small Intrinsic Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

		December 26,
		2013*
	Year Ended	through
	March 31,	March 31,
	2015	2014
Net asset value, beginning of year/period	$10.38	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)**	0.09	(0.01)
Net realized and unrealized gain on investments	1.95	0.39
Total from investment operations	2.04	0.38

LESS DISTRIBUTIONS:
From net investment income	—	—
From net realized gain	(0.01)	—
Total distributions	(0.01)	—
Paid-in capital from redemption fees (Note 2)	0.00 ***	—
Net asset value, end of year/period	$12.41	$10.38
Total return	19.66%	3.80	%^

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$29.2	$2.3
Portfolio turnover rate	123%	35	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.96%	11.40	%+
After fees waived and expenses absorbed	1.29%	1.29	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.13%	(10.40	)%+
After fees waived and expenses absorbed	0.80%	(0.29	)%+

*	Fund commenced operations on December 26, 2013.
**	Calculated based on the average number of shares outstanding.
***	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Small-Mid Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

		December 26,
		2013*
	Year Ended	through
	March 31,	March 31,
	2015	2014
Net asset value, beginning of year/period	$10.60	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)**	0.09	(0.02)
Net realized and unrealized gain on investments	0.80	0.62
Total from investment operations	0.89	0.60

LESS DISTRIBUTIONS:
From net investment income	—	—
From net realized gain	—	—
Total distributions	—	—
Paid-in capital from redemption fees (Note 2)	0.00 ***	—
Net asset value, end of year/period	$11.49	$10.60
Total return	8.49%	6.00	%^

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$14.4	$5.3
Portfolio turnover rate	81%	6	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.24%	5.21	%+
After fees waived and expenses absorbed	1.40%	1.40	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.01%	(4.49	)%+
After fees waived and expenses absorbed	0.85%	(0.68	)%+

*	Fund commenced operations on December 26, 2013.
**	Calculated based on the average number of shares outstanding.
***	Amount less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.53	$13.47	$11.82	$13.60	$11.84

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)*	0.71	0.02	(0.02)	(0.06)	(0.12)
Net realized and unrealized
gain (loss) on investments	(2.03)	3.80	2.23	(1.52)	2.03
Total from investment operations	(1.32)	3.82	2.21	(1.58)	1.91

LESS DISTRIBUTIONS:
From net investment income	(0.53)	—	(0.00)**	—	—
From net realized gain	(1.09)	(1.76)	(0.56)	(0.20)	(0.15)
Total distributions	(1.62)	(1.76)	(0.56)	(0.20)	(0.15)
Paid-in capital from redemption fees (Note 2)	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$12.59	$15.53	$13.47	$11.82	$13.60
Total return	(8.86)%	28.71%	19.75%	(11.38)%	16.24%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$9.1	$12.4	$8.4	$7.7	$10.1
Portfolio turnover rate	65%	131%	126%	69%	91%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.01%	2.06%	2.54%	2.33%	2.16%
After fees waived and expenses absorbed	1.40%	1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	4.24%	(0.54)%	(1.29)%	(1.42)%	(1.70)%
After fees waived and expenses absorbed	4.85%	0.12%	(0.15)%	(0.49)%	(0.94)%

*	Calculated using the average shares outstanding method.
**	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip 25 Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$15.08	$13.10	$11.80	$11.28	$10.73

INCOME FROM INVESTMENT OPERATIONS:
Net investment income*	0.06	0.04	0.09	0.08	0.04
Net realized and unrealized
gain on investments	1.17	3.61	1.56	0.52	0.87
Total from investment operations	1.23	3.65	1.65	0.60	0.91

LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.02)	(0.12)	(0.08)	(0.03)
From net realized gain	(0.72)	(1.65)	(0.23)	—	(0.33)
Total distributions	(0.75)	(1.67)	(0.35)	(0.08)	(0.36)
Paid-in capital from redemption fees (Note 2)	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$15.56	$15.08	$13.10	$11.80	$11.28
Total return	8.56%	28.57%	14.36%	5.37%	8.73%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$14.1	$11.2	$6.6	$6.2	$6.4
Portfolio turnover rate	84%	71%	46%	53%	46%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.65%	2.01%	2.47%	2.51%	2.50%
After fees waived and expenses absorbed	1.30%	1.30%	1.30%	1.30%	1.30%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.02%	(0.43)%	(0.38)%	(0.50)%	(0.79)%
After fees waived and expenses absorbed	0.37%	0.28%	0.79%	0.71%	0.41%

*	Calculated using the average shares outstanding method.
**	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Equity Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$14.35	$14.01	$12.90	$12.21	$10.93

INCOME FROM INVESTMENT OPERATIONS:
Net investment income*	0.31	0.39	0.36	0.31	0.32
Net realized and unrealized
gain on investments	1.12	0.87	1.34	0.80	1.45
Total from investment operations	1.43	1.26	1.70	1.11	1.77

LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.40)	(0.37)	(0.30)	(0.31)
From net realized gain	(0.43)	(0.52)	(0.22)	(0.12)	(0.18)
Total distributions	(0.75)	(0.92)	(0.59)	(0.42)	(0.49)
Paid-in capital from redemption fees (Note 2)	0.00 **	0.00 **	0.00 **	0.00 **	0.00 **
Net asset value, end of year	$15.03	$14.35	$14.01	$12.90	$12.21
Total return	10.09%	9.08%	13.64%	9.31%	16.69%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$19.4	$18.9	$17.5	$16.3	$11.5
Portfolio turnover rate	43%	41%	49%	30%	34%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.47%	1.51%	1.68%	1.76%	2.11%
After fees waived and expenses absorbed	1.30%	1.30%	1.30%	1.30%	1.30%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.91%	2.53%	2.43%	2.07%	2.06%
After fees waived and expenses absorbed	2.08%	2.74%	2.81%	2.53%	2.87%

*	Calculated using the average shares outstanding method.
**	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2015

NOTE 1 – ORGANIZATION

The Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund (each a “Fund” and collectively the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.  The Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund are diversified and the Hodges Pure Contrarian Fund is non-diversified. The Hodges Fund commenced operations on October 9, 1992.  The Hodges Fund currently offers two classes of shares: Retail Class and Institutional Class.  The Retail Class commenced operations on October 9, 1992 and the Institutional Class commenced operations on December 12, 2008. The Hodges Small Cap Fund commenced operations on December 18, 2007.  The Hodges Small Cap Fund currently offers two classes of shares: Retail Class and Institutional Class.  The Retail Class commenced operations on December 18, 2007 and the Institutional Class commenced operations on December 12, 2008.  The Hodges Small Intrinsic Value Fund and Hodges Small-Mid Cap Fund commenced operations on December 26, 2013 and offer a Retail Class of shares only.  The Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund commenced operations on September 10, 2009 and offer a Retail Class of shares only.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip 25 Fund is long-term capital appreciation.  The investment objective of the Hodges Equity Income Fund is to seek income and long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available, or if the closing price doesn’t represent fair value, are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Continued)

subjective process and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following are summaries of the inputs used to value the Funds’ net assets as of March 31, 2015. See the Schedules of Investments for industry breakouts:

Hodges Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$286,750,830	$—	$—	$286,750,830
Partnerships & Trusts	37,611,606	—	—	37,611,606
Call Options Purchased	—	16,426,100	—	16,426,100
Short-Term Investments	1,916,421	—	—	1,916,421
Total Investments in Securities	$326,278,857	$16,426,100	$—	$342,704,957

Hodges Small Cap Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,841,392,322	$—	$—	$1,841,392,322
Partnerships & Trusts	83,902,405	—	—	83,902,405
U.S. Treasury Bills	—	3,199,626	—	3,199,626
Short-Term Investments	130,027,787	—	—	130,027,787
Total Investments in Securities	$2,055,322,514	$3,199,626	$—	$2,058,522,140
Put Options Written	$—	$71,250	$—	$71,250

Hodges Small Intrinsic Value Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$25,316,116	$—	$—	$25,316,116
Partnerships & Trusts	1,140,640	—	—	1,140,640
Short-Term Investments	4,248,055	—	—	4,248,055
Total Investments in Securities	$30,704,811	$—	$—	$30,704,811

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Continued)

Hodges Small-Mid Cap Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$12,680,465	$—	$—	$12,680,465
Partnerships & Trusts	362,125	—	—	362,125
Short-Term Investments	1,595,603	—	—	1,595,603
Total Investments in Securities	$14,638,193	$—	$—	$14,638,193

Hodges Pure Contrarian Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$8,380,945	$—	$—	$8,380,945
Partnerships & Trusts	574,500	—	—	574,500
Short-Term Investments	195,926	—	—	195,926
Total Investments in Securities	$9,151,371	$—	$—	$9,151,371

Hodges Blue Chip 25 Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$13,138,773	$—	$—	$13,138,773
Partnerships & Trusts	724,250	—	—	724,250
Short-Term Investments	284,434	—	—	284,434
Total Investments in Securities	$14,147,457	$—	$—	$14,147,457

Hodges Equity Income Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks	$17,904,580	$—	$—	$17,904,580
Partnerships & Trusts	1,394,019	—	—	1,394,019
Short-Term Investments	56,109	—	—	56,109
Total Investments in Securities	$19,354,708	$—	$—	$19,354,708

The Funds record transfers at the end of each reporting period. The Funds did not have transfers into or out of Levels 1, 2, or 3 for the year ended March 31, 2015.

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund may invest in options, traded on U.S. and foreign exchanges, on equities, debt and stock indices as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, and to effect closing transactions.  Each Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

Balance Sheet
Fair values of derivative instruments as of March 31, 2015:

Hodges Fund
	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2015		March 31, 2015
Derivative Instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Contracts:	Investments in unaffiliated
Call Options Purchased	securities, at value	$16,426,100	None	$—
Total		$16,426,100		$—

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Continued)

Hodges Small Cap Fund
	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2015		March 31, 2015
Derivative Instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Contracts:
Put Options Written	None	$—	Written options, at value	$71,250
Total		$—		$71,250

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended March 31, 2015:

Hodges Fund
	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation (Depreciation)
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized Gain
Call Options Purchased	(Loss) on Investments,
	Options and Options Written	$3,172,520	$3,140,178

Hodges Small Cap Fund
	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation (Depreciation)
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized Gain
Put Options Written	(Loss) on Investments,
	Options and Options Written	$ 137,781	$ 113,313

Hodges Small Intrinsic Value Fund
	Location of Gain	Realized Gain	Change in Unrealized
	(Loss) on Derivatives	(Loss) on Derivatives	Appreciation (Depreciation)
Derivative Instruments	Recognized in Income	Recognized in Income	on Derivatives in Income
Equity Contracts:	Realized and Unrealized Gain
Call Options Purchased	(Loss) on Investments,
	Options and Options Written	$ —	$ (1,577)

B.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

As of March 31, 2015, the Funds deferred, on a tax basis, post-October losses of:
Hodges Fund	$ —
Hodges Small Cap Fund	—
Hodges Small Intrinsic Value Fund	—
Hodges Small-Mid Cap Fund	256,187
Hodges Pure Contrarian Fund	42,467
Hodges Blue Chip 25 Fund	—
Hodges Equity Income Fund	—
As of March 31, 2015, the Funds did not defer any late year losses.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Continued)

For the fiscal year ended March 31, 2015, the Funds had the following capital loss carryovers available for federal income tax purposes:

	Expiring March 31,		Unlimited
	2018	2019	(Short-Term)	Total
Hodges Fund	$41,535,653	$4,036,303	$ —	$45,571,956
Hodges Small Cap Fund	—	—	—	—
Hodges Small Intrinsic Value Fund	—	—	—	—
Hodges Small-Mid Cap Fund	—	—	131,632	131,632
Hodges Pure Contrarian Fund	—	—	—	—
Hodges Blue Chip 25 Fund	—	—	—	—
Hodges Equity Income Fund	—	—	—	—

As of March 31, 2015, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of March 31, 2015, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, and Hodges Blue Chip 25 Fund are normally declared and paid on an annual basis.  Distributions to shareholders from net investment income for the Hodges Equity Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.
Options Contracts.  The Funds may purchase call and put options on securities and indices.  As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  As a holder of a put option, each Fund has the right to sell the underlying security at the exercise price at any time until the expiration date.  The Funds may enter into closing sale transactions with respect to such options, exercise such options, or permit such options to expire.  If an option expires on the stipulated date or if a Fund enters into a closing sale transaction, a gain or loss is realized.  If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  Each Fund may write (sell) covered put and call options on securities, security indices, and currencies in which it may invest. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Continued)

The activity in options written during the year ended March 31, 2015, for the Hodges Small Cap Fund is as follows:

	Contracts	Premiums Received
Options outstanding, beginning of period	—	$—
Options written	1,500	322,344
Options exercised	—	—
Options expired	(1,000)	(137,781)
Options closed	—	—
Options outstanding, end of period	500	$184,563

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Hodges Fund Retail Class, Hodges Small Cap Fund Retail Class, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund charge a redemption fee equal to 1% of the net amount of redemption if redeemed within 30 calendar days after purchase.  The Institutional Classes of the Hodges Fund and Hodges Small Cap Fund charge a redemption fee equal to 1% of the net amount of redemption if redeemed within 60 calendar days after purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

I.
Guarantees and Indemnifications.  In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

J.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2015, the following adjustments were made(a):

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Hodges Fund	$(12,600)	$12,600	$—
Hodges Small Cap Fund	5,139,730	9,866	(5,149,596)
Hodges Small Intrinsic Value Fund	(707)	36,020	(35,313)
Hodges Small-Mid Cap Fund	—	—	—
Hodges Pure Contrarian Fund	—	—	—
Hodges Blue Chip 25 Fund	(31,747)	31,747	—
Hodges Equity Income Fund	2,639	(2,639)	—

(a) These differences are primarily due to partnership sales adjustments, net operating losses, and certain taxes to be refunded.

K.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Continued)

L.
Recent Accounting Pronouncement.  In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the “Advisor”) provides the Funds with investment management services under respective Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% for the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, and Hodges Pure Contrarian Fund, and 0.65% for the Hodges Blue Chip 25 Fund and Hodges Equity Income Fund, based upon the average daily net assets of each Fund.  For the year ended March 31, 2015, the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund incurred $3,797,486, $13,683,031, $130,648, $84,978, $93,812, $90,746 and $127,376, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to limit Fund expenses as follows by reducing all or a portion of its fees and reimbursing the Fund expenses so that its ratio of expenses to average net assets will not exceed:

Hodges Small Cap Fund – Retail Shares	1.40%
Hodges Small Cap Fund – Institutional Shares	1.15%
Hodges Small Intrinsic Value Fund	1.29%
Hodges Small-Mid Cap Fund	1.40%
Hodges Pure Contrarian Fund	1.40%
Hodges Blue Chip 25 Fund	1.30%
Hodges Equity Income Fund	1.30%

Any fees waived and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the respective Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the respective Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.  Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval.  For the year ended March 31, 2015, the Advisor waived $103,178, $84,215, $67,656, $49,011, and $33,526 in fees for the Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund, respectively.

At March 31, 2015, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund that may be recouped was $147,828, $125,831, $218,995, $184,879, and $134,908, respectively.  The Advisor may recapture portions of the above amounts no later than the dates stated below:

	March 31, 2016	March 31, 2017	March 31, 2018
Hodges Small Intrinsic Value Fund	$—	$44,650	$103,178
Hodges Small-Mid Cap Fund	$—	$41,616	$84,215
Hodges Pure Contrarian Fund	$81,134	$70,205	$67,656
Hodges Blue Chip 25 Fund	$72,915	$62,953	$49,011
Hodges Equity Income Fund	$60,177	$41,205	$33,526

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports, and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Continued)

activities of the Funds’ custodian, transfer agent, and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the year ended March 31, 2015, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank N.A. (the “Custodian”) serves as custodian to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

Each Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund’s Retail Shares may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of each Fund.  The fee is paid to the Distributor for the sale and distribution of a Fund’s shares and services it provides to shareholders.  Fees paid by the Funds to the Distributor for services for the year ended March 31, 2015, are disclosed in the Statements of Operations.

For the year ended March 31, 2015, First Dallas Securities, an affiliate of the Advisor, received $737,154, $1,144,031, $80,452, $16,519, $25,959, $12,555, and $9,951 in brokerage commissions with respect to the Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund’s portfolio transactions, respectively.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities for the Funds, excluding short-term investments, for the year ended March 31, 2015, were as follows:

	Purchases	Sales
Hodges Fund	$376,435,898	$447,310,721
Hodges Small Cap Fund	1,306,797,410	550,381,305
Hodges Small Intrinsic Value Fund	38,178,984	17,435,207
Hodges Small-Mid Cap Fund	15,008,050	7,653,933
Hodges Pure Contrarian Fund	6,909,465	7,862,656
Hodges Blue Chip 25 Fund	12,803,744	11,016,842
Hodges Equity Income Fund	8,258,821	9,222,946

The cost of purchases and proceeds from the sales of U.S. Government obligations for the Hodges Small Cap Fund for the year ended March 31, 2015, were $6,349,529 and $3,150,000, respectively.  There were no purchases or sales of U.S. Government obligations for the Hodges Fund, the Hodges Small Intrinsic Value Fund, the Hodges Small-Mid Cap Fund, the Hodges Pure Contrarian Fund, the Hodges Blue Chip 25 Fund, or the Hodges Equity Income Fund for the year ended March 31, 2015.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2015, and the year ended March 31, 2014, for each Fund was as follows:

Hodges Fund
	March 31, 2015	March 31, 2014
Distributions paid from:
Long-term capital gain	$—	$—
Ordinary income	$—	$322,524

Hodges Small Cap Fund
	March 31, 2015	March 31, 2014
Distributions paid from:
Long-term capital gain*	$15,163,320	$22,060,354
Ordinary income	$7,818,815	$2,246,105
* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Continued)

Hodges Small Intrinsic Value Fund
	March 31, 2015	March 31, 2014
Distributions paid from:
Long-term capital gain*	$—	$—
Ordinary income	$16,753	$—
* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Pure Contrarian Fund
	March 31, 2015	March 31, 2014
Distributions paid from:
Long-term capital gain*	$192,019	$685,203
Ordinary income	$996,895	$631,618
* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Blue Chip Fund
	March 31, 2015	March 31, 2014
Distributions paid from:
Long-term capital gain*	$535,139	$884,474
Ordinary income	$167,785	$204,230
* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Equity Income Fund
	March 31, 2015	March 31, 2014
Distributions paid from:
Long-term capital gain*	$555,102	$692,639
Ordinary income	$411,335	$523,859

* Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

For the year ended March 31, 2015, and the period ended March 31, 2014, there were no distributions for the Hodges Small-Mid Cap Fund.

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows(a):
		Hodges Small
	Hodges Fund	Cap Fund
Cost of investments	$297,767,569	$1,695,739,624
Gross tax unrealized appreciation on investments	80,378,630	451,044,414
Gross tax unrealized depreciation on investments	(35,441,242)	(88,261,898)
Net tax unrealized appreciation on written options	—	113,313
Net tax unrealized appreciation	44,937,388	362,895,829
Undistributed ordinary income	2,396,988	—
Undistributed long-term capital gain	—	6,204,862
Total distributable earnings	2,396,988	6,204,862
Other accumulated loss	(45,571,956)	—
Total accumulated gain	$1,762,420	$369,100,691

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Continued)

	Hodges Small Intrinsic	Hodges Small-Mid
	Value Fund	Cap Fund
Cost of investments	$27,602,256	$13,220,990
Gross tax unrealized appreciation	3,735,244	1,851,060
Gross tax unrealized depreciation	(632,689)	(433,857)
Net tax unrealized appreciation	3,102,555	1,417,203
Undistributed ordinary income	616,658	78,682
Undistributed long-term capital gain	171,163	—
Total distributable earnings	787,821	78,682
Other accumulated loss	—	(387,819)
Total accumulated gain	$3,890,376	$1,108,066

	Hodges Pure	Hodges Blue
	Contrarian Fund	Chip 25 Fund
Cost of investments	$9,011,226	$11,396,885
Gross tax unrealized appreciation	1,321,028	2,978,607
Gross tax unrealized depreciation	(1,180,883)	(228,035)
Net tax unrealized appreciation	140,145	2,750,572
Undistributed ordinary income	188,995	—
Undistributed long-term capital gain	—	103,311
Total distributable earnings	188,995	103,311
Other accumulated loss	(42,467)	—
Total accumulated gain	$286,673	$2,853,883

	Hodges Equity
	Income Fund
Cost of investments	$14,703,735
Gross tax unrealized appreciation	5,005,830
Gross tax unrealized depreciation	(354,857)
Net tax unrealized appreciation	4,650,973
Undistributed ordinary income	—
Undistributed long-term capital gain	267,123
Total distributable earnings	267,123
Other accumulated gain	—
Total accumulated gain	$4,918,096

(a) The difference between book basis and tax basis unrealized appreciation was attributable to the treatment of wash sales.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Advisor.  For the year ended March 31, 2015, the Funds had the following transactions with affiliated companies:

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Continued)

Hodges Fund

As of March 31, 2015, the market value of all securities of affiliated companies held in the Hodges Fund amounted to $69,040,060, representing 20.2% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2014	Purchases	Sales	2015	Gain (Loss)	Income	2015	Cost
A.H. Belo Corp. – Class A	1,200,000	102,900	455,950	846,950	$4,275,782	$4,417,432	$6,970,399	$4,139,991
Comstock Resources, Inc.	—	1,600,000	—	1,600,000	$—	$25,000	$5,712,000	$8,914,558
The Dixie Group, Inc.	—	953,100	—	953,100	$—	$—	$8,625,555	$8,881,306
Luby’s, Inc.	1,822,000	236,606	108,606	1,950,000	$410,931	$—	$10,120,500	$13,867,407
Texas Pacific Land Trust	259,659	—	—	259,659	$—	$75,301	$37,611,606	$7,734,848
Total							$69,040,060	$43,538,110
Rocky Mountain Chocolate
Factory, Inc.*,1	160,000	95,000	55,000	200,000	$11,127	$92,750	$2,776,000	$2,198,964
Total					$4,697,840	$4,610,483

*	This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2015.
1	This security was not considered an affiliate at March 31, 2014.

Hodges Small Cap Fund

As of March 31, 2015, the market value of all securities of affiliated companies held in the Hodges Small Cap Fund amounted to $98,300,805, representing 4.7% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2014	Purchases	Sales	2015	Gain (Loss)	Income	2015	Cost
Comstock Resources, Inc.1	463,600	1,236,400	—	1,700,000	$—	$182,950	$6,069,000	$15,710,603
Interphase Corp.	—	1,367,000	—	1,367,000	$—	$—	$2,050,500	$3,349,150
Luby’s, Inc.	252,794	—	252,794	—	$(335,364)	$—	$—	$—
Parametric Sound Corp. (a)	296,166	—	296,166	—	$—	$—	$—	$—
Shoe Carnival, Inc.1	675,000	625,000	110,000	1,190,000	$(704,924)	$237,954	$35,033,600	$24,378,128
Texas Pacific Land Trust	170,000	35,300	—	205,300	$—	$59,537	$29,737,705	$14,354,989
U.S. Concrete, Inc.	—	750,000	—	750,000	$—	$—	$25,410,000	$18,335,011
Total							$98,300,805	$76,127,881
Tremor Video, Inc.*,1	2,114,500	768,224	1,000,000	1,882,724	$(7,939,056)	$—	$4,405,574	$7,922,059
Total					$(8,979,344)	$480,441

(a)	Sales amount represents a merger into Turtle Beach Corp., ex and pay date 5/28/14.
*	This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2015.
1	This security was not considered an affiliate at March 31, 2014.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Continued)

Hodges Small Intrinsic Value Fund

As of March 31, 2015, the market value of all securities of affiliated companies held in the Hodges Small Intrinsic Value Fund amounted to $2,216,810, representing 7.6% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2014	Purchases	Sales	2015	Gain (Loss)	Income	2015	Cost
A.H. Belo Corp.- Class A	—	22,000	22,000	—	$15,837	$2,720	$—	$—
Comstock Resources, Inc.1	3,000	11,000	14,000	—	$(183,453)	$3,375	$—	$—
The Dixie Group, Inc.1	4,500	70,500	10,000	65,000	$(56,117)	$—	$588,250	$616,243
Luby’s, Inc.	—	30,000	30,000	—	$(13,357)	$—	$—	$—
Shoe Carnival, Inc.1	1,700	35,300	7,000	30,000	$(29,990)	$3,042	$883,200	$617,550
Texas Pacific Land Trust	300	1,000	1,300	—	$(1,211)	$290	$—	$—
U.S. Concrete, Inc.1	2,000	20,000	—	22,000	$—	$—	$745,360	$535,919
Total							$2,216,810	$1,769,712
Rocky Mountain Chocolate
Factory, Inc.*	—	15,000	15,000	—	$20,780	$3,300	$—	$—
Total					$(247,511)	$12,727

*	This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2015.
1	This security was not considered an affiliate at March 31, 2014.

Hodges Small-Mid Cap Fund

As of March 31, 2015, the market value of all securities of affiliated companies held in the Hodges Small-Mid Cap Fund amounted to $362,125, representing 2.5% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2014	Purchases	Sales	2015	Gain (Loss)	Income	2015	Cost
A.H. Belo Corp. – Class A	—	20,000	20,000	—	$16,475	$3,200	$—	$—
Texas Pacific Land Trust	2,000	500	—	2,500	$—	$725	$362,125	$279,632
Total					$16,475	$3,925	$362,125	$279,632

Hodges Pure Contrarian Fund

As of March 31, 2015, the market value of all securities of affiliated companies held in the Hodges Pure Contrarian Fund amounted to $1,955,473, representing 21.4% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2014	Purchases	Sales	2015	Gain (Loss)	Income	2015	Cost
A.H. Belo Corp.- Class A	122,500	15,100	27,500	110,100	$209,490	$423,400	$906,123	$689,117
The Dixie Group, Inc.	—	50,000	—	50,000	$—	$—	$452,500	$557,723
Luby’s, Inc.	100,000	15,000	—	115,000	$—	$—	$596,850	$629,000
Total							$1,955,473	$1,875,840
Intrusion, Inc.*	275,379	—	37,120	238,259	$82,886	$—	$452,692	$165,403
Total					$292,376	$423,400

*	This security was considered an affiliate during the period, but is no longer an affiliate at March 31, 2015.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2015 (Continued)

Hodges Blue Chip 25 Fund

As of March 31, 2015, the market value of all securities of affiliated companies held in the Hodges Blue Chip 25 Fund amounted to $724,250, representing 5.1% of net assets.

	Share			Share
	Balance			Balance			Value
	March 31,			March 31,	Realized	Dividend	March 31,	Acquisition
	2014	Purchases	Sales	2015	Gain (Loss)	Income	2015	Cost
Texas Pacific Land Trust	6,500	—	1,500	5,000	$107,913	$1,450	$724,250	$224,305
Total					$107,913	$1,450	$724,250	$224,305

Hodges Equity Income Fund

As of and for the year ended March 31, 2015, the Hodges Equity Income Fund did not hold any securities in affiliated companies.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. (the “Bank”) has made available to the Funds credit facilities pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  The maximum lines of credit as of March 31, 2015 for the Hodges Fund, Hodges Small Cap Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund and Hodges Equity Income Fund are $14,000,000, $40,000,000, $700,000, $600,000, and $1,500,000, respectively. As of March 31, 2015, the Hodges Small Intrinsic Value Fund and Hodges Small-Mid Cap Fund did not have a line of credit.  For the year ended March 31, 2015, the average interest rate on the outstanding principal amount was 3.25%.  Advances are not collateralized by a first lien against each Fund’s assets.  During the year ended March 31, 2015, the Hodges Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund had outstanding average daily loan balances of $978,337, $9,364, $1,545, and $2,312, respectively. The maximum amounts outstanding during the year ended March 31, 2015, were $14,000,000, $469,000, $264,000, and $182,000 for the Hodges Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund, respectively. Interest expenses for the year ended March 31, 2015, are disclosed in the Statements of Operations. During the year ended March 31, 2015, the Hodges Small Cap Fund did not utilize its line of credit. At March 31, 2015, none of the Funds had a loan payable.

Hodges Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Hodges Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund, each a series of Professionally Managed Portfolios, including the schedules of investments, as of March 31, 2015, and for Hodges Fund, Hodges Small Cap Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the years then ended, and the financial highlights for each of the five years in the period then ended, and for Hodges Small Intrinsic Value Fund and Hodges Small-Mid Cap Fund the statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and the period December 26, 2013 (commencement of operations) to March 31, 2014.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, Hodges Small-Mid Cap Fund, Hodges Pure Contrarian Fund, Hodges Blue Chip 25 Fund, and Hodges Equity Income Fund as of March 31, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2015

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of		in Fund	Other
	Positions	Office and		Complex(2)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address and Age	Trust(1)	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon Industries, Inc. (business	7	Director, PNC
(born 1943)	and	Term; Since	consulting); formerly, Executive Vice President and		Funds, Inc.
c/o U.S. Bancorp	Trustee	May 1991.	Chief Operating Officer, Integrated Asset
Fund Services, LLC			Management (investment advisor and manager) and
2020 E. Financial Way			formerly, President, Value Line, Inc. (investment
Suite 100			advisory and financial publishing firm).
Glendora, CA 91741

Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	7	The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation; The
c/o U.S. Bancorp		May 1991.	Vice President), and Managing Director, Rockefeller		Univ. of Virginia
Fund Services, LLC			& Co. (Investment Manager and Financial Advisor);		Law School Fdn.
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100
Glendora, CA 91741

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer, Direxion Funds since 2013;	7	Interested Trustee,
(born 1973)		Term; Since	formerly, Senior Vice President and Chief Financial		Direxion Funds.
c/o U.S. Bancorp		September	Officer (and other positions), U.S. Bancorp Fund
Fund Services, LLC		2011.	Services, LLC 1997-2013.
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Carl A. Froebel	Trustee	Indefinite	Formerly President and Founder, National Investor	7	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bancorp		May 1991.	software).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive Vice	7	Independent
(born 1950)		Term; Since	President, Investment Company Administration, LLC		Trustee, The
c/o U.S. Bancorp		May 1991.	(mutual fund administrator).		Managers Funds;
Fund Services, LLC					Trustee, Managers
2020 E. Financial Way					AMG Funds,
Suite 100					Aston Funds;
Glendora, CA 91741					Advisory Board
Member,
Sustainable
Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Positions	Office and		Complex(2)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address and Age	Trust(1)	Time Served	During Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Elaine E. Richards	President	Indefinite	Vice President and Legal Compliance Officer,	Not	Not
(born 1968)		Term; Since	U.S. Bancorp Fund Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.
Fund Services, LLC	Secretary	Indefinite
2020 E. Financial Way		Term; Since
Suite 100		February 2008.
Glendora, CA 91741

Eric C. VanAndel	Treasurer	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,	Not	Not
(born 1975)		Term; Since	LLC, since April 2005.	Applicable.	Applicable.
c/o U.S. Bancorp		April 2013.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term: Since	(and other positions) U.S. Bancorp Fund Services,	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	LLC since August 2004.
Fund Services, LLC	Anti-Money	Indefinite
615 East Michigan St.	Laundering	Term: Since
Milwaukee, WI 53202	Officer	July 2011.
	Vice	Indefinite
	President	Term: Since
July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Hodges Mutual Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hodges Fund	0.00%
Hodges Small Cap Fund	51.39%
Hodges Small Intrinsic Value Fund	17.53%
Hodges Small-Mid Cap Fund	0.00%
Hodges Pure Contrarian Fund	61.81%
Hodges Blue Chip 25 Fund	60.81%
Hodges Equity Income Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2015, was as follows:

Hodges Fund	0.00%
Hodges Small Cap Fund	50.41%
Hodges Small Intrinsic Value Fund	19.62%
Hodges Small-Mid Cap Fund	0.00%
Hodges Pure Contrarian Fund	59.32%
Hodges Blue Chip 25 Fund	54.91%
Hodges Equity Income Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the fiscal year ended March 31, 2015, was as follows:

Hodges Fund	0.00%
Hodges Small Cap Fund	100.00%
Hodges Small Intrinsic Value Fund	100.00%
Hodges Small-Mid Cap Fund	0.00%
Hodges Pure Contrarian Fund	60.37%
Hodges Blue Chip 25 Fund	63.66%
Hodges Equity Income Fund	0.00%

Hodges Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 811-0224 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.hodgesfunds.com.

Hodges Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public personal information about you from the following sources:

●    Information we receive about you on applications or other forms;

●    Information you give us verbally; and/or

●    Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

ANNUAL REPORT • MARCH 31, 2015

Fund	Retail Class	Institutional Class

Hodges Fund
Ticker Symbol	HDPMX	HDPIX
CUSIP	742935109	742935232

Hodges Small Cap Fund
Ticker Symbol	HDPSX	HDSIX
CUSIP	742935299	742935224

Hodges Small Intrinsic Value Fund
Ticker Symbol	HDSVX	N/A
CUSIP	74316J318	N/A

Hodges Small-Mid Cap Fund
Ticker Symbol	HDSMX	N/A
CUSIP	74316J326	N/A

Hodges Pure Contrarian Fund
Ticker Symbol	HDPCX	N/A
CUSIP	742935158	N/A

Hodges Blue Chip 25 Fund
Ticker Symbol	HDPBX	N/A
CUSIP	742935174	N/A

Hodges Equity Income Fund
Ticker Symbol	HDPEX	N/A
CUSIP	742935166	N/A

HODGES MUTUAL FUNDS
www.hodgesfunds.com | (866) 811-0224

INVESTMENT ADVISOR
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue, Dallas, Texas 75201 | (888) 878-4426 | www.hodgescapital.com

CUSTODIAN
U.S. BANK N.A.
1555 N. RiverCenter Drive, Suite 302, Milwaukee,Wisconsin 53212

TRANSFER AGENT
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701, Milwaukee,Wisconsin 53201-0701 | (866) 811-0224

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street, Milwaukee,Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
PAUL HASTINGS LLP
Park Avenue Tower, 75 E. 55th Street, Floor 15, New York, New York 10022

HG-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.
Hodges Fund

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$24,900	$24,400
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Hodges Small Cap Fund

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$20,700	$20,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Hodges Blue Chip 25 Fund

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$20,700	$20,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Hodges Equity Income Fund

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$20,700	$20,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Hodges Pure Contrarian Fund

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$20,700	$20,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Hodges Small Intrinsic Value Fund

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$20,700	$20,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Hodges Small-Mid Cap Fund

	FYE 3/31/2015	FYE 3/31/2014
Audit Fees	$20,700	$20,200
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2015	FYE 3/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2015	FYE 3/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)                     /s/Elaine E. Richards
Elaine E. Richards, President

Date     June 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Elaine E. Richards
Elaine E. Richards, President

Date     June 1, 2015

By (Signature and Title)                      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     June 4, 2015

* Print the name and title of each signing officer under his or her signature.